UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-05823

DOMINI SOCIAL INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

532 Broadway, 9th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Social Investments LLC

532 Broadway, 9th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2015

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

ANNUAL REPORT 2015	JULY 31, 2015

DOMINI SOCIAL EQUITY FUND®

INVESTOR SHARES, CLASS A SHARES, INSTITUTIONAL SHARES & CLASS R SHARES

DOMINI INTERNATIONAL SOCIAL EQUITY FUNDSM

INVESTOR SHARES, CLASS A SHARES & INSTITUTIONAL SHARES

DOMINI SOCIAL BOND FUND®

INVESTOR SHARES & INSTITUTIONAL SHARES

KEEP IN TOUCH WITH DOMINI
A report like this comes twice a year, but your dollars work for change all year long. Stay connected with us on Facebook and Twitter: facebook.com/dominifunds twitter.com/dominifunds

SIGN UP FOR E-DELIVERY

If you invest directly with Domini, you can avoid an annual fee of $15 by signing up for paperless E-Delivery of your statements, reports and tax forms — just log into your account, go to “Account Options,” and select “E-Delivery Option.”

If you invest through a financial advisor, brokerage firm, or employer-sponsored retirement plan, why not ask your advisor or plan sponsor how to receive your documents electronically? It can reduce your carbon footprint, save trees, and unclutter your life, all with just a few strokes of your keyboard!

TABLE OF CONTENTS

2	Letter from the President

The Way You Invest Matters
4	Domini News
5	Activism Update
6	Choosing Our Investments

Fund Performance and Holdings
15	Domini Social Equity Fund
24	Domini International Social Equity Fund
35	Domini Social Bond Fund

49	Expense Example

Financial Statements
54	Domini Social Equity Fund
55	Domini International Social Equity Fund
77	Domini Social Bond Fund

99	Board of Trustees’ Approval of Management and Submanagement Agreements

109	Trustees and Officers

112	Proxy Voting Information

112	Quarterly Portfolio Schedule Information

THE WAY YOU INVEST MATTERS®

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

In my letter six months ago, I referenced dramatic turmoil in the energy markets as the price of oil plummeted so low as to threaten the long-term value of many conventional projects which, as a result, had to be put on hold or abandoned. Those dynamics continue, as competition from renewables and concerns over climate change join forces with greater supplies of conventionals. All in all, the dynamic has been stimulative to the American economy. More recently, we witnessed a partial resolution of Greece’s debt crisis and, as this report went to print, we were in the midst of a particularly volatile period in the stock markets, with investors fearing that China is now exporting uncertainty around the world.

Finally, the massive and heart wrenching influx of refugees from Syria into Europe challenges both human instinct and economic considerations. Europe needs the younger population this migration provides, but can it afford the assimilation?

As long as I have been in the field, socially responsible investing has been defined as “the incorporation of social and environmental criteria into the investment decision-making process.” We utilize three basic strategies to do this – using social and environmental standards to identify appropriate investments for our portfolios, using our leverage as shareholders to talk to the companies we own about a wide range of sustainability issues, and devoting a portion of our investments to community economic development. Our ultimate objective is a more just and sustainable economic system.

We believe that our research helps to identify key risks and opportunities that are generally overlooked by traditional financial analysis. Companies operate in the real world, touching millions of lives. It is simple common sense to seek to understand that impact and to act on those insights. Furthermore, the challenges we face as a society are largely driven by the financial decisions we make. When we invest to ensure we can retire comfortably, we are financing our collective future in more ways than one.

Each Annual and Semi-Annual report presents us with an opportunity to discuss our approach to investing at greater length. This report is dedicated to a discussion of some of the hard decisions we have to make as responsible investors. We take a look at some of the largest companies in the portfolios of the Domini Social Equity Fund and Domini International Social Equity Fund, to provide some insight into our decision-making and engagement processes. All companies run into

THE WAY YOU INVEST MATTERS®

problems. How many problems are too many? When does a major accident signify a lax safety culture? Which problems can be attributed to poor management? Our approach is designed to help us focus on the most significant sustainability challenges faced by each company, within the context of its industry. Ultimately, we believe our standards help us to identify better management teams.

We hope that you will agree that the issues we are wrestling with are the right issues, and the questions we are asking are the right questions. Each of these companies will be reviewed again and again and through the years we find that change is constant. A company that meets our standards today may deteriorate. A poor track record may gradually improve to the point of making the company an exemplary citizen. In this tumultuous world, companies have many opportunities to make life better for more people, improve the environment and to enrich shareholders. We are seeking companies that seize these opportunities.

As always, I thank you for your confidence in Domini Social Investments and for your engagement in the process of responsible investing.

Very truly yours,

Amy Domini

amy@domini.com

THE WAY YOU INVEST MATTERS®

DOMINI NEWS

Domini International Social Equity Fund Receives Five Star Overall Morningstar Rating

We apply social, environmental and governance standards to all of our investments, believing they help identify opportunities to provide competitive returns to our fund shareholders while also helping to create a more just and sustainable global economic system.

We are very pleased to announce that the Domini International Social Equity Fund Investor (DOMIX), Institutional (DOMOX), and A (DOMAX) share classes received an Overall Morningstar RatingTM of five-stars, as of July 31, 2015, based on risk-adjusted returns.

The Fund’s Investor, Institutional and A (load waived) share classes received five stars for the last 3 and 5 years, and the Fund’s A share class (with max. load) received four stars for the last 3 years and five stars for the last 5 years. The Fund was rated against 289 and 255 U.S. domiciled Foreign Large Value funds, for the 3- and 5-year periods, respectively. The Fund’s A shares are subject to a front-end sales charge of up to 4.75%.

Past performance is no guarantee of future results. Investment return, principal value, and yield will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. An investment in the Fund is subject to market risks such as sector concentration and style risk. Investing internationally involves special risks, including currency fluctuations, political and economic instability, increased volatility and differing securities regulations and accounting standards. The fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility. You may lose money.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a funds’ monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics.

Fees have been waived or expenses advanced during the period on which the Fund’s ranking is based, which may have had a material effect on the total return or yield for that period, and therefore the rating for the period.

© 2015 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

THE WAY YOU INVEST MATTERS®

ACTIVISM UPDATE

When you invest in the Domini Funds, your investment works for positive change all year round. Here are a few highlights of our corporate engagement work over the past twelve months.

We reached important agreements with several companies this year, including the following:

Lowe’s, the world’s second largest home improvement retailer, agreed to eliminate neonicotinoid pesticides — a leading contributor to significant declines of honeybees and other pollinators — from its stores by 2019. The company will also redouble its pesticide management efforts with its plant suppliers, and will begin a variety of consumer education initiatives focused on pollinator health. Lowe’s has also informed us that it now offers a full range of natural or organic alternatives to its synthetic pesticide offerings.

Avon published a new policy, setting higher standards for its purchases of palm oil and palm oil derivatives (products derived from palm oil), to reduce its impact on deforestation and human rights.

WestRock (formerly, MeadWestvaco) agreed to full disclosure of its political contributions. Thanks to concerted efforts by investors, including Domini, more than 140 large corporations now disclose their political spending so that they may be held accountable by their investors and consumers.

Additional dialogues with companies over the course of the year covered a wide range of topics, including financing of coal (PNC Financial Services), sustainable seafood (Costco, McDonald’s), deforestation (Mondelez, Pepsi), sustainability reporting (AMD, Chipotle), human rights (several companies, including Apple) and global tax practices (American Express, Apple, Coca-Cola, EMC, Microsoft, the Walt Disney Co.).

We were also pleased to have the opportunity to meet with U.S. Secretary of Labor Thomas Perez to discuss the legal standards guiding fiduciaries that invest for social impact.

Visit www.domini.com for more stories, a list of all shareholder proposals we’ve filed on your behalf, and to read our quarterly Social Impact Updates.

The holdings discussed above can be found in the portfolios of the Domini Funds, included herein. The composition of the Funds’ portfolios is subject to change.

THE WAY YOU INVEST MATTERS®

CHOOSING OUR INVESTMENTS

The creation of an investment portfolio is a process of line-drawing. Every investor draws lines around the kinds of investments they favor and those they do not. Where should responsible investors draw the line? If we set our standards too high, we will have very few companies to invest in, and we will lose the opportunity to act as a catalyst for change. If we set our standards too low, we compromise our fund shareholders’ principles and lose the opportunity to raise the bar of investor expectations. We would also increase our funds’ exposure to a variety of social and environmental risks that may impact financial performance.

Our process begins by looking at the largest companies in the world, and we find a mix of companies that are creating significant value for society along with companies that are creating significant harm. This means that we are faced with many tough decisions. In this report, we take a look at some of the largest holdings in the Domini Social Equity Fund and the Domini International Social Equity Fund, to illustrate some of the hard choices we make and give you a sense of where, and how, we draw the line.

Domini’s Process

Our task at Domini is to create a list of eligible securities for each fund that meet our social, environmental and governance standards. Wellington Management Company, our funds’ submanager, then selects those investments they believe will deliver superior returns to our shareholders. We tell Wellington Management what they can and cannot buy. They determine which of these stocks to purchase, when, and how much.

Our process begins with each company’s core business. We are seeking to evaluate the company’s alignment with our long-term objectives of universal human dignity and environmental sustainability. We set standards to help us categorize everything from solar cells (fundamentally aligned) to banks (partially aligned), to tobacco production (fundamentally misaligned, and therefore ineligible for our portfolios). These categories help us to highlight the various social and environmental risks each business presents, while recognizing that virtually every business line provides some benefit to society.

The second stage of our process evaluates the company’s record of stakeholder relations — how it treats its employees, local and national communities, its investors, suppliers and the environment. Questions of business ethics and corruption, diversity and factory working conditions are some of the kinds of themes addressed at this stage of our analysis.

THE WAY YOU INVEST MATTERS®

Each stage is guided by those issue areas that we believe are the most important for each company. We discuss all of this in greater detail on our website, under “Responsible Investing,” “Choosing our Investments.”

Our Largest Holdings

The pharmaceutical industry presents some of the most difficult issues for our research team. The industry’s products save and extend millions of lives while also presenting substantial questions about pricing, marketing and product safety. Gilead Sciences has been consistently approved for our portfolios due to its leadership in the development of innovative HIV treatments. The company derives more than 80% of its revenues from HIV products and has developed a system of tiered pricing that reflects economic status and HIV prevalence.

A recent controversy highlights the contradictions we’ve found within every large pharmaceutical company. Gilead produces Sovaldi, a breakthrough drug for Hepatitis C that cures more than 90% of patients in a matter of weeks, rather than merely treating its symptoms. A course of treatment, however, is extremely expensive and Gilead has faced significant public pressure to reduce its prices. Pricing controversies are common in the pharmaceutical industry, which companies defend as the tradeoff for high-risk innovation. Exorbitant prices, however, are ultimately borne by society and can impact access to needed medication.

For six years, Merck was excluded from the Domini portfolios because of a series of serious product safety and marketing controversies, including litigation relating to the marketing of its arthritis medication, Vioxx. But our approach recognizes that company behavior can change. It is therefore critically important to evaluate trends over time and to understand when company performance is improving or declining.

During the time Merck was excluded, it hired a new Chairman and CEO, Kenneth Frazier, an African American. It also added additional women and people of color to its board of directors. These positive changes led us to take a fresh look at the company, which we ultimately chose to approve for our portfolio in light of a number of strengths, including production of vaccines, which represents roughly twelve percent of revenues. We favor pharmaceutical companies focused on prevention of diseases, and Merck is one of the world leaders in the production of vaccines.

Access to medicine is another important theme for the pharmaceutical industry. Merck now offers 24 products with differential pricing in 70 least developed countries, including vaccines and HIV treatments.

THE WAY YOU INVEST MATTERS®

Novartis (Switzerland), a top holding in the Domini International Social Equity Fund’s portfolio, derives significant revenues from generic drugs (approximately 16% of sales). The company’s access to medicine programs reached more than 100 million patients in 2013 and its eye care division supported nearly 600 medical missions to over 80 countries, reaching more than 500,000 patients and enabling nearly 43,000 sight-saving surgeries. The company has various R&D programs and products for neglected and rare diseases, including typhoid, leprosy, malaria, dengue fever and tuberculosis. This is particularly important, as these diseases generally strike the poor, with little incentive for profit driven companies to address them. The company is also working on an HIV vaccine.

However, Novartis is not without controversy. The company has faced safety controversies for a variety of its drugs, a common finding for many global pharmaceutical companies. In addition, Novartis’ unit in Japan has exhibited ethical lapses, allegedly failing to disclose conflicts of interest in scientific research and falsifying safety testing data. The company’s Japanese unit is responsible for roughly 7% of Novartis’ global revenues. The company has taken strong steps to address these concerns, including replacing top management. Novartis reports that it has reviewed the underlying data and has not uncovered significant safety issues that had not already been accounted for. Nevertheless, we view such controversies with great concern and monitor these developments closely.

To learn more about our approach to the pharmaceutical industry, read “Pharmaceutical Companies and the Public Interest” at www.domini.com.

Apple has certainly seen its share of controversy, including prominent media coverage of factory working conditions. The largest company in the world by market capitalization, Apple directly employs more than 80,000 people and depends upon the labor of many thousands more, primarily employed by Chinese factories, to manufacture its products. Back in 2005, when Apple was significantly smaller and before it had faced its first “sweatshop” controversy, we could find no information about working conditions in the company’s supply chain. We were concerned that the company may not have been paying sufficient attention to these issues. We wrote a letter to Steve Jobs and subsequently filed a shareholder proposal with the company. This quickly produced a constructive dialogue resulting in the company’s first code of conduct for its global supply chain, setting strong standards for its suppliers to follow to protect the basic rights of workers manufacturing Apple products.

Adopted shortly before the company’s first sweatshop controversy, Apple’s code provides the framework for its factory audits. Within months, the company produced its first annual report about these

THE WAY YOU INVEST MATTERS®

efforts. To the company’s credit, these reports have been open about the kinds of problems found. Since 2005, we have met with Apple at least annually to discuss these issues. Notably, this year the company reports that $3.96 million was repaid to foreign contract workers for excessive recruitment fees charged by labor brokers. The company’s efforts to uncover these instances of bonded labor and to ensure workers are reimbursed is exemplary. Underage workers were reportedly sent back to school with full tuition and salary.

In 2013, Apple appointed the former head of the Environmental Protection Agency, Lisa Jackson, to lead its environmental initiatives. Under Ms. Jackson’s leadership, Apple has set an ambitious goal “to power all its operations worldwide on 100 percent renewable energy.” The company reports that 87% of its global operations currently run on renewable energy.

In 2014, Domini opened dialogue with Apple about its global tax strategies. The company has faced allegations of tax avoidance in the media, a charge it denies. We are seeking to encourage Apple and other companies to adopt ethical codes of conduct to minimize the impact of their tax strategies on economies.

Consolidated Edison (Con Ed), an electric utility serving the greater New York City area, illustrates the need to place controversies in context. The company produces a 140 page Integrated Long-Range Plan, highlighting its strategic business plans for the next twenty years. Over the past three years, solar power production has almost quadrupled across the company’s service territory and the company has made significant investments in large-scale solar projects. In 2013, the company installed more than 4,000 smart devices across its system and has more than 28,000 participants enrolled in its demand response program to reduce energy use.

In 2014, the company spent $2.3 billion updating critical infrastructure. Despite those investments, the company experienced two deadly explosions in New York City. In 2013, a Con Ed gas pipeline exploded in East Harlem, leveling two buildings and killing eight people in addition to injuring 70 others. In 2015, an explosion in the East Village destroyed three buildings, killing two people and injuring twenty. As a result, the company has faced scrutiny for operation of its gas system.

Our Investment Committee views accidents that cause fatalities with great concern, across industries, and has excluded many companies for safety violations. Cities with aging infrastructure, however, experience more accidents and New York City presents unique challenges, with tight restrictions on when and how a company can disrupt traffic to conduct

THE WAY YOU INVEST MATTERS®

repairs and a highly complex network of electric, gas, sewage and cable pipes as well as an extensive subway system. We therefore questioned whether these explosions appeared to be the result of negligence on the part of the company, or were unfortunate accidents resulting from a complex infrastructure with components that are more than 100 years old. We approved the company for investment, noting that Con Ed is in the midst of implementing a five-year commitment to invest $1 billion to build resiliency against extreme weather events and to replace aging gas pipelines. We will continue to monitor the company’s safety record.

TOP TEN PUBLIC BENCHMARK CONSTITUENTS AS OF 7/31/15

S&P 500	MSCI EAFE
Approved for Investment by Domini
Apple, Inc.	Novartis
Microsoft Corp	Sanofi
AT&T	Novo Nordisk
Not Approved for Investment by Domini
Exxon Mobil Corp	Nestle
Johnson & Johnson	Roche Holdings
Wells Fargo & Co.	Toyota Motor Corp
General Electric Co.	HSBC Holdings
Berkshire Hathaway	Bayer
JP Morgan Chase & Co.	BP
Pfizer Inc.	Royal Dutch Shell

As a basis of comparison, this table represents the top constituents of each of the S&P 500 and MSCI EAFE, the public benchmarks for the Domini Social Equity Fund and Domini International Social Equity Fund, respectively. Companies are not listed in order of their ranking in each index. Domini approvals and index constituents are subject to change.

Pepsi is one of the world’s largest snack food companies. Indra Nooyi, an Indian-born, naturalized American, became the company’s first female CEO in 2006, and has led an effort to expand Pepsi’s family of brands to include more nutritious offerings. Although most commonly known as a soda company, Pepsi reports that its nutrition business now comprises 20% of 2014 revenues (although we note the inclusion of Gatorade among these offerings), with carbonated soft drinks representing roughly 25% of revenues. The company was an early adopter in removing trans-fats from all of its snacks and in 2015 removed aspartame from Diet Pepsi in the United States.

THE WAY YOU INVEST MATTERS®

We view the company’s efforts to expand its product line to include healthier options as an indication that it is willing to address one of the key sustainability challenges it faces. By contrast, so-called “mainstream” investors have criticized the company for under-investing in its soda business and for focusing on healthier options.

Pepsi has also worked to incorporate small farms into its global supply chain. For example, these farmers provide the company with chickpeas in Europe and corn and sunflowers in Mexico. The company’s Sustainable Farming Initiative hopes to increase productivity and build farmer resilience. It has been rolled out across the US, UK, Brazil, Chile, Argentina and Mexico.

Should Pepsi’s controversies render the company ineligible for our portfolios, or should we seek to use our leverage as shareholders to improve the company’s performance? We have always found Pepsi to be open to dialogue with us and other investors about its sustainability performance. Over the years, we have raised a number of issues, including sustainability reporting, recycling of plastic bottles and political contributions. Last year we helped to convince the company to adopt policies to address its impact on deforestation and human rights, including through its purchases of palm oil, a common ingredient the company is seeking to phase out due to its health impacts. These policies, in addition to a recent policy barring “land grabs” in its supply chain, were informed by conversations between Pepsi and Oxfam International, Rainforest Action Network and Greenpeace, among others. We are currently in dialogue with the company to understand its implementation plans for these commitments.

“Some people sometimes accuse me of being a socialist but I am a capitalist at heart. But what I want is a sustainable and equitable capitalism. Why can’t we have that as a model?”

Paul Polman

CEO, Unilever

Unilever is a global consumer goods company based in the Netherlands, offering a range of hygiene, personal care and food products, and the owner of a large family of brands including Dove, Lipton, Ben & Jerry’s, Cup a Soup, Maille, Noxzema and Hellman’s. As CEO of Unilever, Paul Polman has been an outspoken advocate for a more sustainable form of capitalism that creates value for society and the environment. “We do not have to win at the expense of others to be successful,” he says. “Winning alone is not enough, it’s about winning with purpose.”

THE WAY YOU INVEST MATTERS®

Polman has launched a “Sustainable Living Plan,” a ten year commitment to double sales while reducing the environmental impact of its products by half, including goals to improve the nutritional quality of its food products and to integrate more than 500,000 small-scale farms and distributors in developing countries into its supply chain.

By 2014, 33% of the company’s product portfolio met “highest nutritional standards” based on globally recognized dietary guidelines. In 2014, the company released a set of global guidelines for sustainable tea sourcing to minimize the use of pesticides. That same year, 28% of the company’s energy requirements for manufacturing was reportedly provided by renewable sources. The company has also reported improvements in water efficiency and waste disposal. The company’s home water purification devices, which remove harmful viruses, bacteria, parasites and pesticide impurities, are used in many developing countries.

Nevertheless, as a company that essentially sells everything to everyone, Unilever has faced both praise and sharp criticism for its marketing practices and impacts on the environment and worker rights. In Hindustan, for example, the company has faced a government investigation into whether former Unilever workers and their newborn children had suffered exposure to mercury stemming from several tons of broken thermometers that had been dumped in a scrapyard near a Pond’s factory, which had been acquired by Unilever in 1987. The company disputes these allegations, but its analysis has been questioned as biased. In April of 2014, the company was fined for violations of the Clean Water Act for illegally discharging industrial wastewater at a former plant in Connecticut.

***

The problems discussed above are serious and must not be swept under the rug. When we say that no company is perfect, as we often do, we do not intend to offer excuses for ethical lapses or legal violations. Nor do we accept such controversies as the inevitable cost of doing business. To paraphrase Paul Polman, a better model is not only possible, it is necessary. We have looked at enough companies, however, to expect to come across problems time and again when digging into the records of companies as large as Apple or Unilever. We are suspicious of global companies that claim to have no problems. We are also wary of big promises and greenwash, preferring to focus on clear commitments and documented progress over time. Where we have confidence in a company’s leadership and see that a company is willing to confront its problems openly and honestly, we are often willing to give them time to work out solutions.

THE WAY YOU INVEST MATTERS®

Our job as responsible investors is to evaluate each company’s pattern of behavior over time, approving for investment those companies that we believe are acknowledging and seeking to address the key sustainability challenges they face. Where appropriate, we will reach out and see if we can move them toward positive change in those areas where we see weaknesses. This approach helps us harness the power of finance in pursuit of a better world for all.

The holdings discussed above can be found in the portfolios of the Domini Funds, included herein. The composition of the Funds’ portfolios is subject to change. An investment in the Domini Social Equity Fund and the Domini International Social Equity Fund is subject to market risks such as sector concentration and style risk. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) and the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) are unmanaged indexes of common stocks. You cannot invest directly in an index.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock or bonds of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment. This material must be preceded or accompanied by a current prospectus. DSIL Investment Services LLC, Distributor. 09/15

THIS PAGE INTENTIONALLY LEFT BLANK

DOMINI SOCIAL EQUITY FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2015, the Domini Social Equity Fund Investor Shares returned 5.21% lagging the S&P 500 Index, which returned 11.21%.

The Fund is managed through a two-step process designed to capitalize on the strengths of Domini Social Investments LLC (“Domini”) and Wellington Management Company LLP (“Wellington Management”). Domini creates an approved list of companies based on its social, environmental and governance analysis, and Wellington then utilizes a disciplined and systematic process to manage the portfolio.

Wellington Management’s philosophy relies on systematically exploiting sources of excess returns, stemming from both common behavioral, market structure, and risk premia inefficiencies in the market and the belief that certain factors are strongly associated with stock outperformance. The twelve months ending July 31, 2015 presented a challenging environment for this approach.

Security selection was the top detractor from performance, driven primarily by weak selection in consumer discretionary, energy, and financials. Consumer discretionary was the Fund’s worst performing sector on a relative basis. Underperformance was driven primarily by stock picking and our underweight to large-cap companies, in particular Disney, Home Depot, and Amazon. This underweight, combined with being overweight small-cap companies, specifically Michael Kors, Scripps Network and Coach, was the major source of underperformance over the period. The poor stock picking can largely be attributed to performance within the pure value (valuation ratios) and fair value (price target) themes, which the market environment did not favor.

Within energy, being underweight relative to the benchmark helped as the sector lagged the broader index, but was offset by weak security selection. An overweight to energy equipment was also a negative contributor. The pure value theme underperformed in the energy sector, but was offset by positive contributions to relative performance from the long-term momentum theme.

Security selection within financials also detracted from relative performance, driven primarily by individual underweight allocations to large-cap banks. Our overweight allocations to small and mid cap stocks, particularly in the US$2 billion to US$10 billion and less than US$2 billion range, detracted from relative performance.

Stock selection in health care, consumer staples, and materials contributed positively to relative performance. Although sector exposures are not significant relative to the benchmark, sector allocations contributed modestly to relative performance during the period, as an overweight allocation to the poorly performing telecommunications sector was more than offset by underweight positioning in energy that, as discussed above, contributed positively to relative results.

TEN LARGEST HOLDING (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Apple Inc.	6.4%	The Kroger Company	2.8%
Microsoft Corporation	4.4%	MetLife Inc.	2.8%
Merck and Company Inc.	3.2%	Consolidated Edison Inc.	2.7%
Gilead Sciences Inc.	3.1%	Cummins Inc.	2.7%
Intel Corporation	2.9%	PepsiCo Inc.	2.6%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Investor shares	S&P 500
As of 7/31/15	1 Year	5.21%	11.21%
	5 Year	14.18%	16.24%
	10 Year	6.48%	7.72%
	Since Inception (6/3/91)	8.56%	9.43%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND INVESTOR SHARES AND S&P 500 (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

On November 30, 2006, the Fund changed from a passive to active management strategy. Performance from Fund inception through November 29, 2006, reflects the former passive investment strategy.

Per the prospectus dated November 30, 2014, the Fund’s gross and net annual operating expenses totaled 1.20% of net assets. Until 11/30/15, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 1.25% of its average daily net assets per annum, absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market risks such as sector concentration and style risk. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	S&P 500
As of 7/31/15	1 Year	0.19%	5.19%	11.21%
	5 Year	13.12%	14.23%	16.24%
	10 Year*	5.96%	6.48%	7.72%
	Since Inception (6/3/91)*	8.34%	8.56%	9.43%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND CLASS A SHARES AND S&P 500 (WITH 4.75% MAXIMUM SALES CHARGE)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

On November 30, 2006, the Fund changed from a passive to active management strategy. Performance from Fund inception through November 29, 2006, reflects the former passive investment strategy.

Per the prospectus dated November 30, 2014, the Fund’s gross and net annual operating expenses totaled 1.54% and 1.18% of net assets, respectively. Until 11/30/15, the Fund’s Manager has contractually agreed to limit certain ordinary A share expenses to 1.18% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market risks such as sector concentration and style risk. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Institutional shares	S&P 500
As of 7/31/15	1 Year	5.56%	11.21%
	5 Year	14.65%	16.24%
	10 Year*	6.48%	7.72%
	Since Inception (6/3/91)*	8.56%	9.43%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND INSTITUTIONAL SHARES AND S&P 500* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

On November 30, 2006, the Fund changed from a passive to active management strategy. Performance from Fund inception through November 29, 2006, reflects the former passive investment strategy.

Per the prospectus dated November 30, 2014, the Fund’s gross and net annual operating expenses totaled 0.81% and 0.80% of net assets, respectively. Until 11/30/15, the Fund’s Manager has contractually agreed to limit certain ordinary Institutional share expenses to 0.80% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market risks such as sector concentration and style risk. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Institutional shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Class R shares	S&P 500
As of 7/31/15	1 Year	5.55%	11.21%
	5 Year	14.55%	16.24%
	10 Year	6.84%	7.72%
	Since Inception (6/3/91)*	8.73%	9.43%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND CLASS R SHARES AND S&P 500* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

On November 30, 2006, the Fund changed from a passive to active management strategy. Performance from Fund inception through November 29, 2006, reflects the former passive investment strategy.

Per the prospectus dated November 30, 2014, the Fund’s gross and net annual operating expenses totaled 0.90% of net assets. Until 11/30/15, the Fund’s Manager has contractually agreed to limit certain ordinary R share expenses to 0.90% of its average daily net assets per annum absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market risks such as sector concentration and style risk. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Class R shares were not offered prior to November 28, 2003. All performance information for the portion of the period prior to November 28, 2003 is the performance of the Investor shares and has not been adjusted to reflect the lower expenses of the Class R shares.

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

SECURITY	SHARES	VALUE
Common Stocks – 99.2%
Consumer Discretionary – 14.9%
Amazon.com Inc (a)	29	$15,548
Bed Bath & Beyond Inc (a)	222,400	14,507,152
Best Buy Co Inc	308,167	9,950,712
Brinker International Inc	51,600	3,090,840
Buckle Inc/The	43,100	1,906,313
Chipotle Mexican Grill Inc (a)	33,935	25,187,575
Coach Inc	75,733	2,362,870
FUJIFILM Holdings Corp ADR	76,293	3,031,884
Gap Inc/The	242,240	8,836,915
Garmin Ltd	66,356	2,780,980
Home Depot Inc/The	218	25,513
JC Penney Co Inc (a)	1,546	12,739
Johnson Controls Inc	283	12,893
Kohl’s Corp	343,600	21,069,552
L Brands Inc	31,619	2,552,286
Lowe’s Cos Inc	364	25,247
Marriott International Inc/MD Cl A	55,085	3,999,722
McDonald’s Corp	101	10,086
Michael Kors Holdings Ltd (a)	129,600	5,441,904
NIKE Inc Cl B	188	21,661
Ross Stores Inc	299,800	15,937,368
Scholastic Corp	316	13,616
Scripps Networks Interactive Inc Cl A	327,231	20,478,116
Sony Corp ADR (a)	96,746	2,742,749
Staples Inc	666	9,798
Starbucks Corp	414	23,983
Target Corp	78,881	6,456,410
Tiffany & Co	152	14,546
Viacom Inc Cl B	70,640	4,026,480
Walt Disney Co/The	242	29,040
zulily Inc Cl A (a)	191,400	2,528,394

		157,102,892

Consumer Staples – 7.6%
Avon Products Inc	954	5,410
Coca-Cola Co/The	292	11,995
Costco Wholesale Corp	120	17,436

SECURITY	SHARES	VALUE
Consumer Staples (Continued)
Delhaize Group ADR	108,500	$2,447,760
Estee Lauder Cos Inc/The Cl A	155,971	13,898,576
Fresh Market Inc/The (a)	129,346	3,945,053
Kimberly-Clark Corp	141	16,211
Koninklijke Ahold NV ADR	177,123	3,528,290
Kraft Heinz Co/The	223	17,722
Kroger Co/The	749,164	29,397,195
Mondelez International Inc Cl A	265	11,959
PepsiCo Inc	284,661	27,427,087
Procter & Gamble Co/The	155	11,889
Whole Foods Market Inc	248	9,027

		80,745,610

Energy – 4.0%
Ensco PLC Cl A	467,181	7,745,861
FMC Technologies Inc (a)	606,300	19,862,388
National Oilwell Varco Inc	120	5,056
Oil States International Inc (a)	492,594	14,832,005

		42,445,310

Financials – 18.6%
American Capital Agency Corp	137,032	2,639,236
American Express Co	191	14,527
Annaly Capital Management Inc	384,447	3,825,248
Apollo Investment Corp	2,149,212	14,743,594
Fifth Third Bancorp	315,100	6,639,157
Hartford Financial Services Group Inc/The	74,741	3,553,935
Hatteras Financial Corp	315,100	5,123,526

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

SECURITY	SHARES	VALUE
Financials (Continued)
ING Groep NV ADR	540,850	$9,183,633
Invesco Mortgage Capital Inc	153,900	2,217,699
Jones Lang LaSalle Inc	15,385	2,739,145
Kimco Realty Corp	912,080	22,537,497
Lincoln National Corp	295,100	16,620,032
MFA Financial Inc	927,600	6,984,828
MetLife Inc	522,200	29,107,428
National Bank of Canada	132,700	4,665,589
PNC Financial Services Group Inc/The	190	18,654
Popular Inc (a)	202,200	6,191,364
Prospect Capital Corp	1,125,219	8,022,811
Prudential Financial Inc	288,741	25,513,155
Two Harbors Investment Corp	268,300	2,742,026
US Bancorp	346	15,643
Unum Group	516,300	18,504,192
Voya Financial Inc	105,900	4,972,005

		196,574,924

Health Care – 13.5%
Becton Dickinson and Co	128	19,475
Bio-Rad Laboratories Inc Cl A (a)	39,935	6,019,802
Biogen Inc (a)	11,327	3,610,821
Celgene Corp (a)	133,929	17,578,181
Edwards Lifesciences Corp (a)	159,307	24,240,153
Gilead Sciences Inc	279,889	32,987,718
Medivation Inc (a)	26,300	2,770,179
Merck & Co Inc	564,000	33,253,440
Novo Nordisk A/S ADR	287,900	16,974,584
Zimmer Biomet Holdings Inc	46,842	4,874,847

		142,329,200

SECURITY	SHARES	VALUE
Industrials – 10.0%
3M Co	115	$17,404
AGCO Corp	103,600	5,699,036
Avery Dennison Corp	122,700	7,466,295
Cummins Inc	218,936	28,358,780
Deluxe Corp	38,600	2,486,998
Dycom Industries Inc (a)	45,400	2,999,124
Emerson Electric Co	223,500	11,566,125
First Solar Inc (a)	358	15,859
Herman Miller Inc	422	11,833
Interface Inc	692	17,971
JetBlue Airways Corp (a)	117,977	2,711,111
PACCAR Inc	165,100	10,705,084
RR Donnelley & Sons Co	141,329	2,480,324
Rockwell Automation Inc	30,937	3,612,823
Southwest Airlines Co	645,898	23,381,508
United Continental Holdings Inc (a)	63,500	3,580,765
United Parcel Service Inc Cl B	131	13,409

		105,124,449

Information Technology – 23.3%
Advanced Micro Devices Inc (a)	3,150	6,080
Apple Inc	552,272	66,990,594
Applied Materials Inc	762	13,228
Aspen Technology Inc (a)	66,000	2,929,080
Cimpress NV (a)	31,600	2,039,148
Cisco Systems Inc	504	14,324
EMC Corp/MA	373	10,030
Electronic Arts Inc (a)	288,953	20,674,587
F5 Networks Inc (a)	175,682	23,565,983
Google Inc Cl A (a)	4,916	3,232,270
Google Inc Cl C (a)	16	10,010
Intel Corp	1,063,103	30,776,832

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

SECURITY	SHARES	VALUE
Information Technology (Continued)
International Business Machines Corp	52	$8,423
Lexmark International Inc Cl A	60,500	2,056,395
Microsoft Corp	986,861	46,086,409
Motorola Solutions Inc	201	12,092
Palo Alto Networks Inc (a)	19,600	3,642,268
Power Integrations Inc	260	10,078
Rackspace Hosting Inc (a)	153,000	5,206,590
Skyworks Solutions Inc	155,941	14,918,875
SunPower Corp (a)	1,124	30,382
Tableau Software Inc Cl A (a)	27,336	2,863,173
Teradata Corp (a)	65,700	2,438,127
Texas Instruments Inc	300	14,994
United Microelectronics Corp ADR	1,786,000	3,214,800
VMware Inc Cl A (a)	63,098	5,623,925
Western Digital Corp	107,464	9,248,352
Xerox Corp	1,209	13,323
Yahoo! Inc (a)	649	23,799

		245,674,171

SECURITY	SHARES	VALUE
Materials – 2.9%
Domtar Corp	205,800	$8,367,828
Nucor Corp	230	10,152
Sealed Air Corp	411,700	21,890,089
WestRock Co (a)	256	16,143

		30,284,212

Telecommunication Services – 1.7%
AT&T Inc	336	11,673
CenturyLink Inc	190,403	5,445,526
Spark New Zealand Ltd ADR	104,200	1,013,866
Telephone & Data Systems Inc	242,376	7,128,278
Verizon Communications Inc	85,103	3,981,969

		17,581,312

Utilities – 2.7%
Consolidated Edison Inc	452,793	28,793,107

		28,793,107

Total Investments – 99.2% (Cost $906,897,833) (b)		1,046,655,187

Other Assets, less liabilities – 0.8%		8,155,061

Net Assets – 100.0%		$1,054,810,248

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $907,615,107. The aggregate gross unrealized appreciation is $187,445,553 and the aggregate gross unrealized depreciation is $48,405,473, resulting in net unrealized appreciation of $139,040,080.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2015, the Fund’s Investor shares gained 4.65%, outperforming the MSCI EAFE Index, which returned 0.13%.

The Fund is managed through a two-step process designed to capitalize on the strengths of Domini Social Investments LLC (“Domini”) and Wellington Management Company LLP (“Wellington Management”). Domini creates an approved list of companies based on its social, environmental and governance analysis, and Wellington then utilizes a disciplined and systematic process to manage the portfolio.

Wellington Management’s philosophy relies on systematically exploiting sources of excess returns, stemming from both common behavioral, market structure, and risk premia inefficiencies in the market and the belief that certain factors are strongly associated with stock outperformance.

Strong security selection drove the relative outperformance, particularly within the industrials, consumer discretionary, and energy sectors, while weak security selection within telecommunication services and information technology modestly offset this outperformance. The Fund’s sector exposures do not deviate too much from the benchmark. However, its underweight to energy contributed to relative performance while its underweight to health care detracted during the period. Positive themes included value in Japan, quality in Europe, and European long-term momentum. Negative themes were more region and industry based, as underweights to Europe and Japan and an overweight to US energy equipment factors detracted.

From a regional perspective, Europe, Asia, and Japan were among the top contributing regions on a relative basis. An allocation to emerging markets detracted from relative performance, driven primarily by exposure to Brazil, Mexico, South Korea and South Africa.

Our underweight to large cap stocks was a contributor to relative results, as these companies’ returns generally lagged the broader index. Also contributing to relative performance was an overweight to mid-cap stocks, in the $2 billion to $10 billion range.

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Unilever NV	2.0%	Adecco SA	1.8%
Vivendi SA	1.9%	ING Groep NV	1.7%
Allianz SE	1.9%	AXA SA	1.7%
Novartis AG	1.8%	Mondi Ltd	1.6%
Marks and Spencer Group PLC	1.8%	Swiss Re AG	1.6%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

*Other countries include Italy (1.4%), Taiwan (1.4%), Singapore (1.3%), Finland (1.2%), Brazil (1.1%), United States (1.1%), Mexico (0.7%), New Zealand (0.7%), China (0.6%), Poland (0.6%), Philippines (0.3%), India (0.2%), Indonesia (0.1%) and Ireland (0.0%).

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Investor shares	MSCI EAFE
As of 7/31/15	1 Year	4.65%	0.13%
	5 Year	10.18%	8.49%
	Since Inception (12/27/06)	1.13%	2.33%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI INTERNATIONAL SOCIAL EQUITY FUND INVESTOR SHARES AND MSCI EAFE (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated November 30, 2014, the Fund’s gross and net annual operating expenses totaled 1.62% and 1.60% of net assets, respectively. Until 11/30/15, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 1.60% of its average daily net assets per annum absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini International Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market risks such as sector concentration and style risk. You may lose money.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks are magnified in emerging markets.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	MSCI EAFE
As of 7/31/15	1 Year	-0.28%	4.71%	0.13%
	5 Year	9.15%	10.22%	8.49%
	Since Inception (12/27/06)*	0.56%	1.13%	2.33%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI INTERNATIONAL SOCIAL EQUITY FUND CLASS A SHARES AND MSCI EAFE (WITH 4.75% MAXIMUM SALES CHARGE)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated November 30, 2014, the Fund’s gross and net annual operating expenses totaled 1.82% and 1.57% of net assets, respectively. Until 11/30/15, the Fund’s Manager has contractually agreed to limit certain ordinary A share expenses to 1.57% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini International Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market risks such as sector concentration and style risk. You may lose money.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks are magnified in emerging markets.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

*Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. Unless otherwise noted, this performance has not been adjusted to reflect the lower expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charges of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Institutional shares	MSCI EAFE
As of 7/31/15	1 Year	5.24%	0.13%
	5 Year*	10.18%	8.49%
	Since Inception (12/27/06)*	1.13%	2.33%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI INTERNATIONAL SOCIAL EQUITY FUND INSTITUTIONAL SHARES AND MSCI EAFE* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated November 30, 2014, the Fund’s gross and net annual operating expenses totaled 1.16% of net assets. Until 11/30/15, the Fund’s Manager has contractually agreed to limit certain ordinary Institutional share expenses to 1.27% of its average daily net assets per annum absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini International Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market risks such as sector concentration and style risk. You may lose money.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks are magnified in emerging markets.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

*Institutional shares were not offered prior to November 30, 2012. All performance information for time periods beginning prior to November 28, 2012 is the performance of the Investor shares. Unless otherwise noted, this performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stock – 97.5%
Australia – 3.7%
Boral Ltd	Materials	1,159,833	$5,655,445
CSL Ltd	Pharma, Biotech & Life Sciences	23,481	1,706,395
GPT Group/The	Real Estate	910,685	3,082,992
Harvey Norman Holdings Ltd	Retailing	1,268,884	4,155,852
Sonic Healthcare Ltd	Health Care Equipment & Services	54,368	825,253
Westpac Banking Corp	Banks	23,500	601,587

			16,027,524

Belgium – 1.6%
Ageas	Insurance	47,100	1,951,182
KBC Groep NV	Banks	72,714	5,098,255

			7,049,437

Brazil – 0.5%
Banco do Brasil SA	Banks	313,290	2,025,077

			2,025,077

China – 0.6%
Beijing Capital International Airport Co Ltd Cl H	Transportation	1,019,900	1,051,172
Byd Co Ltd (a)	Automobiles & Components	3,000	13,215
China Life Insurance Co Ltd	Insurance	228,799	841,140
Ping An Insurance Group Co of China Ltd	Insurance	139,800	803,386

			2,708,913

Denmark – 3.1%
Danske Bank A/S	Banks	149,209	4,688,223
Novo Nordisk A/S Cl B	Pharma, Biotech & Life Sciences	96,145	5,671,709
Pandora A/S	Consumer Durables & Apparel	16,336	1,848,021
Vestas Wind Systems A/S	Capital Goods	20,621	1,132,490

			13,340,443

Finland – 1.2%
Nokia OYJ	Technology Hardware & Equipment	653,212	4,640,540
Valmet OYJ	Capital Goods	57,794	687,066

			5,327,606

France – 10.3%
AXA SA	Insurance	269,066	7,134,664
Cap Gemini SA	Software & Services	44,893	4,317,684
Cie Generale des Etablissements Michelin	Automobiles & Components	12,695	1,251,126
CNP Assurances	Insurance	85,931	1,454,020
Credit Agricole SA	Banks	335,698	5,320,504
Orange SA	Telecommunication Services	400,111	6,602,207
Peugeot SA (a)	Automobiles & Components	125,000	2,519,749
Renault SA	Automobiles & Components	33,900	3,137,932
Sanofi	Pharma, Biotech & Life Sciences	32,651	3,534,216

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
France (Continued)
Valeo SA	Automobiles & Components	6,648	$892,423
Vivendi SA	Media	313,515	8,290,776

			44,455,301

Germany – 8.6%
Allianz SE	Insurance	48,706	8,023,494
Continental AG	Automobiles & Components	17,125	3,851,280
Deutsche Post AG	Transportation	500	15,203
GEA Group AG	Capital Goods	70,100	2,985,698
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	161,300	1,818,657
Merck KGaA	Pharma, Biotech & Life Sciences	56,610	5,792,971
METRO AG	Food & Staples Retailing	68,152	2,164,811
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	Insurance	26,627	4,921,773
Nordex SE (a)	Capital Goods	95,283	2,720,792
OSRAM Licht AG	Capital Goods	39,600	2,268,107
Siemens AG	Capital Goods	25,500	2,745,244

			37,308,030

Hong Kong – 2.8%
Great Eagle Holdings Ltd	Real Estate	331,237	1,153,645
Hongkong Land Holdings Ltd	Real Estate	93,800	722,260
Hysan Development Co Ltd	Real Estate	577,106	2,482,681
Sino Land Co Ltd	Real Estate	921,585	1,433,680
Swire Pacific Ltd Cl A	Real Estate	49,500	635,008
Wharf Holdings Ltd/The	Real Estate	318,620	2,024,178
Wheelock & Co Ltd	Real Estate	743,671	3,827,570

			12,279,022

India – 0.2%
Idea Cellular Ltd	Telecommunication Services	241,000	651,380

			651,380

Indonesia – 0.1%
Telekomunikasi Indonesia Persero Tbk PT	Telecommunication Services	1,812,700	393,963

			393,963

Ireland – 0%
Irish Bank Resolution Corp Ltd/Old (a) (c)	Banks	138,674	0

			0

Italy – 1.4%
A2A SpA	Utilities	964,172	1,237,839
Atlantia SpA	Transportation	150,950	4,056,020
Intesa Sanpaolo SpA	Banks	161,500	624,873

			5,918,732

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan – 18.4%
Aeon Co Ltd	Food & Staples Retailing	42,277	$647,147
Alps Electric Co Ltd	Technology Hardware & Equipment	19,721	623,171
Asahi Glass Co Ltd	Capital Goods	690,500	4,051,766
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	185,230	2,791,270
Calsonic Kansei Corp	Automobiles & Components	77,780	568,777
Central Japan Railway Co	Transportation	39,166	6,866,181
Coca-Cola West Co Ltd	Food & Beverage	253,055	5,104,197
Dai Nippon Printing Co Ltd	Commercial & Professional Services	487,000	5,412,640
Daiwa House Industry Co Ltd	Real Estate	74,235	1,849,958
Fast Retailing Co Ltd	Retailing	48	23,776
FUJIFILM Holdings Corp	Technology Hardware & Equipment	126,908	5,039,137
Honda Motor Co Ltd	Automobiles & Components	260	8,351
Ibiden Co Ltd	Technology Hardware & Equipment	93,100	1,542,712
Kawasaki Kisen Kaisha Ltd	Transportation	1,971,640	4,408,122
Mitsui Fudosan Co Ltd	Real Estate	94,193	2,682,594
MS&AD Insurance Group Holdings Inc	Insurance	115,300	3,635,959
Murata Manufacturing Co Ltd	Technology Hardware & Equipment	6,100	905,928
Nintendo Co Ltd	Software & Services	6,390	1,124,871
Nippon Electric Glass Co Ltd	Technology Hardware & Equipment	379,000	1,841,543
Nisshin Steel Co Ltd	Materials	133,957	1,553,704
Nomura Holdings Inc	Diversified Financials	289,507	2,059,578
Nomura Real Estate Holdings Inc	Real Estate	30,900	617,027
NTN Corp	Capital Goods	5,300	30,159
ORIX Corp	Diversified Financials	45,200	676,021
Otsuka Holdings Co Ltd	Pharma, Biotech & Life Sciences	102,500	3,684,027
Seino Holdings Co Ltd	Transportation	169,593	1,951,972
Sony Corp (a)	Consumer Durables & Apparel	111,920	3,191,520
Sumitomo Dainippon Pharma Co Ltd	Pharma, Biotech & Life Sciences	164,400	1,967,837
T&D Holdings Inc	Insurance	120,000	1,830,098
TDK Corp	Technology Hardware & Equipment	26,393	1,851,206
Toppan Printing Co Ltd	Commercial & Professional Services	583,851	5,084,751
Toray Industries Inc	Materials	1,394	11,111
Toyo Seikan Group Holdings Ltd	Materials	200,000	3,120,384
Yamada Denki Co Ltd	Retailing	643,498	2,461,908

			79,219,403

Mexico – 0.7%
America Movil SAB de CV	Telecommunication Services	3,149,500	3,080,498

			3,080,498

Netherlands – 4.7%
ING Groep NV	Banks	419,159	7,173,542
Koninklijke Ahold NV	Food & Staples Retailing	340,852	6,825,702
NN Group NV	Insurance	58,600	1,818,989
NXP Semiconductors NV (a)	Semiconductors & Semiconductor Equipment	6,215	602,793

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Netherlands (Continued)
RELX NV	Media	198,437	$3,325,919
Unilever NV	Household & Personal Products	11,600	523,032

			20,269,977

New Zealand – 0.7%
Spark New Zealand Ltd	Telecommunication Services	1,643,344	3,231,353

			3,231,353

Norway – 1.5%
Orkla ASA	Food & Beverage	399,500	3,204,315
Subsea 7 SA (a)	Energy	386,856	3,405,100

			6,609,415

Philippines – 0.3%
Globe Telecom Inc	Telecommunication Services	19,100	1,077,468

			1,077,468

Poland – 0.6%
Polskie Gornictwo Naftowe i Gazownictwo SA	Energy	1,406,471	2,355,823

			2,355,823

Singapore – 1.3%
ComfortDelGro Corp Ltd	Transportation	815,600	1,794,165
DBS Group Holdings Ltd	Banks	261,500	3,856,662

			5,650,827

South Africa – 1.7%
AVI Ltd	Food & Beverage	158,900	1,005,011
Capitec Bank Holdings Ltd	Banks	31,630	1,167,580
Foschini Group Ltd/The	Retailing	47,200	538,851
Mondi Ltd	Materials	46,000	1,103,898
MTN Group Ltd	Telecommunication Services	210,100	3,513,601
Sanlam Ltd	Insurance	2,531	13,404

			7,342,345

South Korea – 2.2%
Amorepacific Corp	Household & Personal Products	3,419	1,200,879
Industrial Bank of Korea	Banks	269,735	3,192,608
LG Display Co Ltd	Technology Hardware & Equipment	167,640	3,166,127
LG Electronics Inc	Consumer Durables & Apparel	53,509	1,856,570

			9,416,184

Spain – 2.1%
Acciona SA	Utilities	26,404	2,147,385
Banco Santander SA	Banks	88,834	616,764
Distribuidora Internacional de Alimentacion SA	Food & Staples Retailing	407,981	2,568,869
Gamesa Corp Tecnologica SA	Capital Goods	233,374	3,716,812

			9,049,830

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Sweden – 2.9%
Hennes & Mauritz AB Cl B	Retailing	277	$11,086
Holmen AB Cl B	Materials	77,009	2,210,931
ICA Gruppen AB	Food & Staples Retailing	68,598	2,518,209
Industrivarden AB Cl C	Diversified Financials	23,697	450,706
Investor AB Cl B	Diversified Financials	127,433	4,946,993
SKF AB Cl B	Capital Goods	385	7,578
Svenska Cellulosa AB SCA Cl B	Household & Personal Products	31,200	893,570
TeliaSonera AB	Telecommunication Services	210,464	1,287,268

			12,326,341

Switzerland – 7.0%
Adecco SA	Commercial & Professional Services	94,168	7,902,039
Clariant AG	Materials	48,300	968,915
Lonza Group AG	Pharma, Biotech & Life Sciences	19,743	2,877,946
Novartis AG	Pharma, Biotech & Life Sciences	76,337	7,974,441
Swiss Life Holding AG	Insurance	14,822	3,519,280
Swiss Re AG	Insurance	77,963	7,057,310

			30,299,931

Taiwan – 1.4%
Asustek Computer Inc	Technology Hardware & Equipment	71,011	641,025
China Development Financial Holding Corp	Banks	2,507,100	825,866
Inotera Memories Inc (a)	Semiconductors & Semiconductor Equipment	3,153,776	1,902,964
United Microelectronics Corp	Semiconductors & Semiconductor Equipment	5,079,126	1,809,865
Wan Hai Lines Ltd	Transportation	1,010,000	846,159

			6,025,879

United Kingdom – 16.8%
3i Group PLC	Diversified Financials	614,698	5,309,375
Barratt Developments PLC	Consumer Durables & Apparel	643,500	6,376,557
Coca-Cola HBC AG	Food & Beverage	45,300	945,841
Compass Group PLC	Consumer Services	167,200	2,674,386
Inchcape PLC	Retailing	357,110	4,474,881
Intu Properties PLC	Real Estate	365,732	1,881,110
Land Securities Group PLC	Real Estate	285,359	5,780,032
Marks & Spencer Group PLC	Retailing	937,881	7,961,787
Melrose Industries PLC	Capital Goods	575,787	2,487,092
Mondi PLC	Materials	294,750	7,083,346
National Grid PLC	Utilities	276,600	3,682,274
Persimmon PLC (a)	Consumer Durables & Apparel	99,331	3,172,975
RELX PLC	Media	72,149	1,258,740
Royal Mail PLC	Transportation	158,100	1,245,911
Sage Group PLC/The	Software & Services	99,400	808,143
Segro PLC	Real Estate	153,000	1,071,540
Taylor Wimpey PLC	Consumer Durables & Apparel	428,017	1,298,438
Unilever PLC	Household & Personal Products	187,031	8,484,428

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
United Kingdom (Continued)
WM Morrison Supermarkets PLC	Food & Staples Retailing	2,120,752	$6,039,718
Wolseley PLC	Capital Goods	9,235	613,342

			72,649,916

United States – 1.1%
Core Laboratories NV	Energy	29,063	3,186,177
Frank’s International NV	Energy	88,026	1,425,141

			4,611,318

Total Common Stock (Cost $391,147,556)			420,701,936

Preferred Stock – 0.6%
Brazil – 0.6%
Banco Bradesco SA	Banks	304,500	2,435,107

			2,435,107

Total Preferred Stock (Cost $3,650,793)			2,435,107

Total Investments – 98.1% (Cost $394,798,349) (b)			423,137,043

Other Assets, less liabilities – 1.9%			8,404,350

Net Assets – 100.0%			$431,541,393

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $398,834,321. The aggregate gross unrealized appreciation is $39,108,523 and the aggregate gross unrealized depreciation is $14,805,801, resulting in net unrealized appreciation of $24,302,722.

(c) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2015, the Fund’s Investor shares returned 0.89%, lagging the Barclays Capital Intermediate Aggregate (BCIA) Index, which returned 2.70%, and the Barclay’s U.S. Aggregate (BUSA)*, which returned 2.82%.

On January 7, 2015, Wellington Management Company LLP (“Wellington Management”) became the Fund’s submanager, taking over the role from Seix Advisors. During the period managed by Seix, the Fund’s security selection among securitized assets made the single largest contribution to relative performance against the BCIA. The Fund also benefited from an overweight to certain agency Commercial Mortgage-Backed securities (“CMBS”).

During the period since January 7, the Fund’s positioning in governments was the top detractor from performance. Domini excludes U.S. Treasuries from the portfolio because they help to finance the maintenance of our nuclear weapons arsenal. Wellington Management uses U.S. government agency securities as a proxy for Treasuries. Both the Fund’s selection within US agency securities and the Fund’s overweight to this sector, as a result of our Treasuries exclusion, detracted from relative performance. The Fund was positioned for an increase in inflation expectations, which detracted from relative results.

Within the securitized sector, allocations to pass-through Mortgage Backed Securities (“MBS”), non-agencies, and Fannie Mae Delegated Underwriting and Servicing Bonds (“DUS”) detracted from relative performance. Partially offsetting these negative results was exposure to Collateralized Mortgage Obligations (“CMOs”), which contributed positively to relative performance.

Within the high yield credit sector, relative performance was negative, primarily driven by an allocation to taxable municipal bonds. The Fund’s exposure to the investment grade credit sector had no meaningful impact on relative performance during the period.

The Fund’s allocations to bank loans and Commercial Mortgage Backed Securities (“CMBS”) contributed positively to relative performance.

During Seix’s tenure as submanager, the Fund maintained a “duration neutral” posture versus its benchmark, to help protect against changes in overall interest rates. Beginning in the second quarter of 2015, Wellington Management positioned the Fund for an expected increase in interest rates, maintaining neutral-to-short duration positioning. Duration and yield curve positioning was additive to relative performance, particularly a short duration posture towards the end of the period, as interest rates rose.

*Effective 1/7/15, the Fund’s benchmark was changed to the Barclay’s U.S. Aggregate Index.

During the period, the fund utilized derivatives to implement its investment strategy, including currency futures, currency forwards, options, and swaps. The Fund’s position in credit default swaps, used to manage exposure to investment grade credit indices, detracted modestly from relative performance.

At the end of the period, the Fund was primarily overweight MBS and CMBS, while U.S. Treasuries and investment grade credit were the largest underweight allocations.

The Fund seeks to play a positive role in the economic development of struggling communities. As of July 31, 14.86% of the portfolio was represented by securities that Domini categorizes as “high impact,” including investments that support multi-family affordable housing, health care and the environment.

PORTFOLIO COMPOSITION (% OF NET ASSETS) (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Investor shares	Barclays Capital Intermediate Aggregate Index	Barclays U.S. Aggregate Index
As of 7/31/15	1 Year	0.89%	2.70%	2.82%
	5 Year	1.82%	2.77%	3.27%
	10 Year	3.56%	4.34%	4.61%
	Since Inception (6/1/00)	4.42%	5.21%	5.55%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL BOND FUND INVESTOR SHARES AND BCIA and BUSA (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated November 30, 2014, the Fund’s gross and net annual operating expenses totaled 1.24% and 0.95% of net assets, respectively. Until 11/30/15, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 0.95% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table does not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Domini Social Bond Fund is not insured and is subject to market risks, interest rate risks, and credit risks. During periods of rising interest rates, bond funds can lose value. The Fund’s community development investments may be unrated and may carry greater risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

The Barclays U.S. Aggregate Bond Index is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities, and the Barclays Capital Intermediate Aggregate Index (BCIA) is an unmanaged index of intermediate investment-grade fixed-income securities. Effective 1/7/15, the Fund’s performance benchmark changed from the BCIA to the Barclays U.S. Aggregate Bond Index. See the Fund’s prospectus for more information. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Institutional shares	Barclays Capital Intermediate Aggregate Index	Barclays U.S. Aggregate Index
As of 7/31/15	1 Year	1.10%	2.70%	2.82%
	5 Year*	1.82%	2.77%	3.27%
	10 Year*	3.56%	4.34%	4.61%
	Since Inception (6/1/00)*	4.42%	5.21%	5.55%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI SOCIAL BOND FUND INSTITUTIONAL SHARES AND BCIA and BUSA* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated November 30, 2014, the Fund’s gross and net operating expenses totaled 1.02% and 0.65% of net assets, respectively. Until 11/30/15, the Fund’s Manager has contractually agreed to limit certain ordinary Institutional share expenses to 0.65% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table does not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Domini Social Bond Fund is not insured and is subject to market risks, interest rate risks, and credit risks. During periods of rising interest rates, bond funds can lose value. The Fund’s community development investments may be unrated and may carry greater risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

The Barclays U.S. Aggregate Bond Index is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities, and the Barclays Capital Intermediate Aggregate Index (BCIA) is an unmanaged index of intermediate investment-grade fixed-income securities. Effective 1/7/15, the Fund’s performance benchmark changed from the BCIA to the Barclays U.S. Aggregate Bond Index. See the Fund’s prospectus for more information. You cannot invest directly in an index.

*Institutional shares were not offered prior to November 30, 2011. All performance information for time periods beginning prior to November 30, 2011 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

	Principal Amount	Value
Mortgage Backed Securities – 57.3%
Agency Collateralized Mortgage Obligations – 3.3%
FHR 3877 LM, 3.500%, 6/15/2026	$780,000	$834,199
FNR 2012 17 BC, 3.500%, 3/25/2027	368,000	394,565
Fannie Mae Connecticut Avenue Securities
2.787%, VR, 5/25/2024	444,000	395,897
2.787%, VR, 5/25/2024	517,000	470,543
3.087%, VR, 7/25/2024	235,000	216,248
3.187%, VR, 7/25/2024	630,000	575,504
4.187%, VR, 5/25/2025	205,000	198,352
4.587%, VR, 1/25/2024	260,000	265,237
4.737%, VR, 2/25/2025	250,000	252,018
5.087%, VR, 11/25/2024	389,000	396,936
5.187%, VR, 11/25/2024	265,000	271,448
5.437%, VR, 10/25/2023	100,000	107,741

		4,378,688

Commercial Mortgage Backed Securities – 2.5%
CRFCM 2004-1A A 144A, 5.500%, VR, 4/25/2035 (b) (e)	280,805	284,958
Morgan Stanley Baml Trust, 3.741%, 8/15/2047	300,000	314,464
Morgan Stanley Baml Trust, 3.892%, 6/15/2047	300,000	318,241
Morgan Stanley Baml Trust, 4.051%, 4/15/2047	300,000	322,730
Morgan Stanley Baml Trust, 4.082%, VR, 7/15/2046	150,000	162,611
Morgan Stanley Baml Trust, 4.259%, VR, 10/15/2046	300,000	327,880
Morgan Stanley Baml Trust, 2.918%, 2/15/2046	360,000	362,174
Morgan Stanley Baml Trust, 3.102%, 5/15/2046	300,000	303,865
OBP Depositor LLC Trust, 144A, 4.646%, 7/15/2045 (e)	806,000	888,079

		3,285,002

Federal Home Loan Mortgage Corporation – 11.4%
A12413, 5.000%, 8/1/2033	46,996	52,094
A37619, 4.500%, 9/1/2035	374,815	408,219
A87874, 4.000%, 8/1/2039	120,261	128,718
A89148, 4.000%, 10/1/2039	180,587	192,406
A89384, 4.000%, 10/1/2039	229,476	244,367
A89729, 4.000%, 11/1/2039	117,238	124,852
A93101, 5.000%, 7/1/2040	225,831	250,265
A93996, 4.500%, 9/1/2040	102,165	110,880
A94362, 4.000%, 10/1/2040	276,381	295,819
A94742, 4.000%, 11/1/2040	47,605	50,922
A95084, 4.000%, 11/1/2040	48,214	51,421
A95085, 4.000%, 11/1/2040	384,426	409,567
A95796, 4.000%, 12/1/2040	181,755	193,638
A97047, 4.500%, 2/1/2041	203,979	221,869
FH 849167, 2.970%, VR, 10/1/2043	753,946	778,305
FHR 3768 CB, 3.500%, 12/15/2025	343,000	365,473
FHR 3800 CB, 3.500%, 2/15/2026	383,000	412,309
FHR 3806 L, 3.500%, 2/15/2026	847,000	907,815
G01779, 5.000%, 4/1/2035	63,865	70,918
G01828, 4.500%, 4/1/2035	302,064	329,021
G01837, 5.000%, 7/1/2035	422,140	467,989

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Continued)
G01838, 5.000%, 7/1/2035	$76,113	$84,470
G02424, 5.500%, 12/1/2036	311,189	347,596
G04997, 5.000%, 1/1/2037	267,682	294,924
G05052, 5.000%, 10/1/2033	29,098	32,499
G06079, 6.000%, 7/1/2039	269,398	304,430
G06990, 5.500%, 8/1/2040	441,791	493,439
G08347, 4.500%, 6/1/2039	653,406	710,567
G08499, 3.000%, 7/1/2042	116,229	116,977
G14599, 2.500%, 11/1/2027	358,010	366,866
G30614, 3.500%, 12/1/2032	548,534	578,517
J17791, 3.000%, 1/1/2027	483,254	502,034
J20118, 2.500%, 8/1/2027	136,224	139,590
Q00291, 5.000%, 4/1/2041	193,509	214,187
Q01807, 4.500%, 7/1/2036	233,473	254,004
Q06160, 4.000%, 2/1/2037	75,266	80,210
Q17103, 4.000%, 6/1/2041	31,425	33,554
Z40004, 6.000%, 8/1/2036	48,481	55,150
FHLMC TBA 30 Yr, 3.500%, 8/13/2045 (c)	3,400,000	3,521,975
FHLMC TBA 30 Yr, 3.000%, 8/13/2045 (c)	800,000	802,563

		15,000,419

Federal National Mortgage Association – 38.7%
190370, 6.000%, 6/1/2036	210,066	239,072
469829, 2.720%, 12/1/2018 (d)	1,692,579	1,752,669
471333, 3.120%, 8/1/2022 (d)	1,904,147	1,992,239
471478, 2.610%, 8/1/2022	1,422,608	1,448,747
745044, 4.500%, 8/1/2035	86,308	94,246
745327, 6.000%, 3/1/2036	581,501	663,020
889529, 6.000%, 3/1/2038	101,108	115,537
890248, 6.000%, 8/1/2037	47,520	54,422
930672, 4.500%, 3/1/2039	307,978	337,679
932441, 4.000%, 1/1/2040	864,683	920,553
995082, 5.500%, 8/1/2037	179,213	201,872
995243, 4.500%, 8/1/2038	253,268	275,303
AA9846, 4.000%, 8/1/2039	149,993	159,685
AB1343, 4.500%, 8/1/2040	261,367	286,613
AB1763, 4.000%, 11/1/2030	54,327	58,246
AB4168, 3.500%, 1/1/2032	497,161	525,236
AB6472, 2.000%, 10/1/2027	448,245	447,080
AC1877, 4.500%, 9/1/2039	143,291	155,890
AC2817, 4.000%, 10/1/2039	72,256	76,925
AC5401, 5.000%, 10/1/2039	15,954	17,647
AC9564, 4.500%, 2/1/2040	106,521	117,033
AD1649, 4.000%, 3/1/2040	128,928	137,648
AD8033, 4.000%, 8/1/2040	49,283	52,605
AE0215, 4.000%, 12/1/2039	117,462	125,108
AE0216, 4.000%, 8/1/2040	262,504	280,605
AE0624, 4.000%, 11/1/2040	120,431	128,924
AE0625, 4.000%, 12/1/2040	134,094	144,680
AE4113, 4.000%, 10/1/2040	83,241	89,046
AE4192, 4.000%, 10/1/2040	389,454	417,647

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

	Principal Amount	Value
Federal National Mortgage Association (Continued)
AE5143, 4.000%, 11/1/2040	$62,389	$66,753
AI7951, 4.500%, 8/1/2036	108,048	117,817
AJ5974, 4.000%, 12/1/2036	80,132	85,502
AL0005, 4.500%, 1/1/2041	113,220	123,099
AL0049, 6.000%, 12/1/2035	117,162	133,716
AL1627, 4.500%, 9/1/2041	205,323	223,478
AM1381, 3.150%, 3/1/2028	440,871	449,128
AM2048, 2.810%, 1/1/2028	262,237	252,244
AM3278, 2.850%, 5/1/2023	731,859	753,632
AM4253, 3.220%, 9/1/2020 (d)	1,818,360	1,921,803
AM4796, 3.300%, 12/1/2023	767,394	803,748
AM5146, 3.470%, 1/1/2024	493,487	521,896
AM5197, 4.200%, 1/1/2030	1,194,239	1,325,038
AM6356, 3.210%, 7/1/2026	1,200,000	1,228,381
AM7067, 3.110%, 1/1/2021 (d)	2,108,010	2,220,670
AM7395, 2.950%, 11/1/2024	197,787	201,214
AM7598, 3.070%, 12/1/2024 (d)	1,443,339	1,480,369
AM7899, 3.130%, 2/1/2027	618,000	627,144
AM8035, 2.660%, 3/1/2027	305,000	295,782
AM8036, 2.660%, 3/1/2027	305,000	295,782
AM8066, 3.000%, 2/1/2027	615,915	619,962
AM8109, 2.700%, 2/1/2027	243,000	236,707
AM8134, 2.860%, 2/1/2027	317,719	316,080
AM8141, 2.780%, 3/1/2027	142,000	139,618
AM8148, 2.680%, 3/1/2027	1,000,000	974,104
AM8159, 2.810%, 2/1/2027	298,849	295,994
AM8317, 2.960%, 3/1/2025 (d)	1,442,988	1,466,283
AM8659, 2.880%, 4/1/2031	1,295,975	1,270,508
AM8958, 2.970%, 6/1/2030	287,000	277,687
AM9024, 2.970%, 6/1/2027	505,000	505,230
AM9239, 3.030%, 6/1/2025	998,936	1,018,855
AP9592, 3.500%, 10/1/2032	394,147	416,381
AR1524, 2.000%, 1/1/2028	368,660	367,701
AR9198, 3.000%, 3/1/2043	1,038,925	1,049,969
AT2014, 3.000%, 4/1/2043	895,318	904,722
AW4685, 2.784%, VR, 5/1/2044	282,123	290,918
MA0639, 4.000%, 2/1/2041	200,962	215,024
MA0919, 3.500%, 12/1/2031	28,442	30,047
MA0949, 3.500%, 1/1/2032	281,712	297,572
MA1630, 4.000%, 10/1/2033	289,461	310,889
FNMA TBA 30 Yr, 2.500%, 8/13/2045 (c)	700,000	679,466
FNMA TBA 30 Yr, 3.500%, 8/13/2045 (c)	10,621,000	11,021,942
FNMA TBA 30 Yr, 3.500%, 9/14/2045 (c)	3,600,000	3,725,916

		50,874,748

Government National Mortgage Association – 1.4%
GNMA I TBA 30 Yr, 3.500%, 8/20/2045 (c)	900,000	939,726
GNMA II TBA 30 Yr, 3.500%, 8/20/2045 (c)	900,000	940,008

		1,879,734

Total Mortgage Backed Securities (Cost $74,550,962)		75,418,591

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

	Principal Amount	Value
Corporate Bonds and Notes – 31.4%
Communications – 5.8%
AT&T Inc
0.956%, VR, 3/11/2019	$525,000	$525,432
3.400%, 5/15/2025	500,000	478,611
4.750%, 5/15/2046	125,000	115,738
5.800%, 2/15/2019	130,000	145,583
CCO Safari II LLC senior secured note 144A, 6.484%, 10/23/2045 (e)	565,000	586,318
Charter Communications Operating LLC, term loan 1, 3.500%, 1/23/2023	300,000	300,991
Comcast Corp, 4.400%, 8/15/2035	415,000	420,047
Cox Communications Inc
144A, 4.800%, 2/1/2035 (e)	200,000	185,306
144A, 5.875%, 12/1/2016 (e)	175,000	184,737
DIRECTV Holdings LLC / DIRECTV Financing Co Inc, 3.950%, 1/15/2025	445,000	438,895
Interpublic Group of Cos Inc/The, 4.200%, 4/15/2024	250,000	252,743
Sprint Communications Inc
144A, 7.000%, 3/1/2020 (e)	125,000	133,438
7.125%, 6/15/2024	125,000	114,688
Time Warner Cable Inc
4.000%, 9/1/2021	85,000	85,453
5.875%, 11/15/2040	200,000	189,968
6.750%, 7/1/2018	275,000	306,237
7.300%, 7/1/2038	450,000	492,500
Time Warner Inc
3.600%, 7/15/2025	325,000	314,847
6.100%, 7/15/2040	200,000	228,510
Univision Communications Inc, term loan C4, 4.000%, 3/1/2020	497,380	497,725
Verizon Communications Inc
3.850%, 11/1/2042	105,000	88,741
5.150%, 9/15/2023	426,000	469,648
144A, 4.272%, 1/15/2036 (e)	375,000	341,015
144A, 4.672%, 3/15/2055 (e)	319,000	279,950
Ziggo BV
Term loan B1, 3.500%, 1/15/2022	184,894	184,339
Term loan B2A, 3.500%, 1/15/2022	119,149	118,791
Term loan B3, 3.500%, 1/15/2022	195,957	195,370

		7,675,621

Consumer Discretionary – 4.0%
Amazon.com Inc, 3.800%, 12/5/2024	425,000	428,314
Delphi Corp, 4.150%, 3/15/2024	401,000	415,385
Energizer Holdings, Inc., term loan B, 3.250%, 6/30/2022	625,000	628,898
ERAC USA Finance LLC, 144A, 3.850%, 11/15/2024 (e)	1,000,000	1,016,606
Home Depot Inc/The, 5.950%, 4/1/2041	220,000	273,881
Lear Corp, 4.750%, 1/15/2023	173,000	172,568
Massachusetts Institute of Technology, 3.959%, 7/1/2038	100,000	102,727
Northeastern University, 5.285%, 3/1/2032	100,000	110,547
O’Reilly Automotive Inc, 3.850%, 6/15/2023	550,000	560,613
ON Assignment Inc., term loan, 3.750%, 6/3/2022	432,121	434,012
Staples Inc, term loan B, 3.500%, 4/23/2021	160,000	160,244

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

	Principal Amount		Value
Consumer Discretionary (Continued)
United Rentals North America Inc senior secured note, 4.625%, 7/15/2023	$500,000		$495,000
Whirlpool Corp, 2.400%, 3/1/2019	475,000		477,803

			5,276,598

Consumer Staples – 1.6%
BJ’s Wholesale Club Inc first lien term loan, 4.500%, 9/26/2019	497,903		499,380
JM Smucker Co/The
144A, 2.500%, 3/15/2020 (e)	45,000		44,967
144A, 4.250%, 3/15/2035 (e)	380,000		360,547
Mondelez International Inc
1.000%, 3/7/2022	400,000	EUR	433,333
1.625%, 3/8/2027	350,000	EUR	362,967
2.375%, 3/6/2035	400,000	EUR	407,159

			2,108,353

Financials – 10.2%
Air Lease Corp, 3.875%, 4/1/2021	225,000		228,260
American Express Credit Corp, 0.581%, VR, 9/22/2017	500,000		497,158
American Tower Corp
3.500%, 1/31/2023	281,000		271,478
5.000%, 2/15/2024	362,000		383,252
Aon PLC, 4.750%, 5/15/2045	225,000		222,007
BPCE SA, 2.250%, 1/27/2020	500,000		498,886
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.950%, 11/9/2022	375,000		375,783
Credit Agricole SA subordinated note, 144A, 4.375%, 3/17/2025 (e)	495,000		483,675
Discover Financial Services, 3.750%, 3/4/2025	325,000		313,111
Duke Realty LP, 3.625%, 4/15/2023	200,000		198,620
Fifth Third Bancorp subordinated note, 8.250%, 3/1/2038	425,000		626,516
Fiserv Inc, 2.700%, 6/1/2020	175,000		175,156
Hartford Financial Services Group Inc/The junior secured note, 8.125%, VR, 6/15/2068	275,000		310,750
HCP Inc, 3.400%, 2/1/2025	325,000		304,568
Health Care REIT Inc, 5.250%, 1/15/2022	400,000		438,908
Huntington National Bank/The, 1.700%, 2/26/2018	380,000		378,179
Intesa Sanpaolo SpA, 2.375%, 1/13/2017	775,000		778,307
KeyBank NA/Cleveland OH, 1.650%, 2/1/2018	250,000		250,423
Manufacturers & Traders Trust Co, 2.900%, 2/6/2025	295,000		281,249
MassMutual Global Funding II senior secured note, 144A, 2.000%, 4/5/2017 (e)	562,000		569,199
Metropolitan Life Global Funding I, 144A, 2.300%, 4/10/2019 (e)	750,000		757,484
Morgan Stanley
2.200%, 12/7/2018	195,000		197,152
4.300%, 1/27/2045	110,000		104,824
3.950%, 4/23/2027	210,000		201,114
5.000%, 11/24/2025	700,000		741,138
National City Corp subordinated note, 6.875%, 5/15/2019	275,000		317,971
Regency Centers LP, 3.750%, 6/15/2024	300,000		300,452
Reinsurance Group of America Inc, 4.700%, 9/15/2023	164,000		175,237

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

	Principal Amount	Value
Financials (Continued)
Santander UK PLC subordinated note, 144A, 5.000%, 11/7/2023 (e)	$650,000	$675,019
Standard Chartered PLC subordinated note, 144A, 5.700%, 3/26/2044 (e)	250,000	266,598
Swedbank AB, 144A, 2.200%, 3/4/2020 (e)	650,000	648,896
TIAA Asset Management Finance Co LLC, 144A, 4.125%, 11/1/2024 (e)	160,000	163,282
US Bancorp subordinated note, 3.600%, 9/11/2024	493,000	497,185
Ventas Realty LP, 3.500%, 2/1/2025	350,000	336,336
Vornado Realty LP, 2.500%, 6/30/2019	325,000	325,213
Voya Financial Inc, 5.650%, VR, 5/15/2053	130,000	133,458

		13,426,844

Health Care – 4.1%
Actavis Funding SCS
2.350%, 3/12/2018	500,000	501,856
3.000%, 3/12/2020	420,000	418,934
3.800%, 3/15/2025	280,000	273,506
Celgene Corp, 4.625%, 5/15/2044	175,000	168,326
City of Hope/The, senior secured note, 5.623%, 11/15/2043	250,000	283,116
Gilead Sciences Inc, 3.500%, 2/1/2025	266,000	267,256
Howard Hughes Medical Institute, 3.500%, 9/1/2023	331,000	343,498
Kaiser Foundation Hospitals, 3.500%, 4/1/2022	110,000	112,702
Memorial Sloan-Kettering Cancer Center, 4.200%, 7/1/2055	60,000	56,540
Mylan Inc, 2.600%, 6/24/2018	400,000	400,761
New York and Presbyterian Hospital/The, 4.024%, 8/1/2045	365,000	344,304
Ochsner Clinic Foundation, 5.897%, 5/15/2045	500,000	526,850
Perrigo Co PLC, 1.300%, 11/8/2016	875,000	870,117
Thermo Fisher Scientific Inc, 4.150%, 2/1/2024	265,000	272,856
Zimmer Biomet Holdings Inc, 1.450%, 4/1/2017	495,000	494,669

		5,335,291

Industrials – 1.7%
Canadian Pacific Railway Co, 4.500%, 1/15/2022	400,000	432,276
Illinois Tool Works Inc, 4.875%, 9/15/2041	175,000	191,245
Nortek Inc., term loan B, 3.500%, 10/30/2020	1,000,000	999,375
Ryder System Inc
2.350%, 2/26/2019	500,000	500,218
2.500%, 5/11/2020	145,000	144,499

		2,267,613

Materials – 0.9%
3M Co, 1.375%, 9/29/2016	746,000	751,989
Ardagh Holdings USA Inc, incremental term loan, 4.000%, 12/17/2019	498,737	499,735

		1,251,724

Technology – 2.6%
CDW Finance Corp 5.000%, 9/1/2023	145,000	144,365
CDW LLC, new term loan, 3.250%, 4/29/2020	497,456	496,524

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

	Principal Amount	Value
Technology (Continued)
Cisco Systems Inc, 2.125%, 3/1/2019	$429,000	$433,566
Freescale Semiconductor Inc, term loan B4, 4.250%, 2/28/2020	497,475	499,449
Intel Corp, 2.450%, 7/29/2020	250,000	252,017
Microsoft Corp
2.375%, 2/12/2022	200,000	197,416
4.200%, 6/1/2019	175,000	190,915
QUALCOMM Inc, 3.450%, 5/20/2025	200,000	189,625
SS&C Technologies Holdings Inc, 144A, 5.875%, 7/15/2023 (e)	65,000	67,438
SS&C Technologies Inc.
Term loan B1, 4.000%, 7/8/2022	350,000	353,245
Term loan B2, 4.000%, 7/8/2022	58,537	59,079
TSMC Global Ltd, 144A, 1.625%, 4/3/2018 (e)	523,000	517,147

		3,400,786

Utilities – 0.5%
Consolidated Edison Co of New York Inc, 3.300%, 12/1/2024	700,000	707,214

		707,214

Total Corporate Bonds and Notes (Cost $42,089,191)		41,450,044

U.S. Government Agencies – 9.0%
FHLMC 0.500%, 5/13/2016 (d)	8,180,000	8,188,998
FNMA, 5.625%, 7/15/2037 (d)	2,705,000	3,669,011

Total U.S. Government Agencies (Cost $11,805,673)		11,858,009

Municipal Bonds – 3.7%
Bay Area Toll Authority, 7.043%, 4/1/2050	125,000	171,659
City of Chicago IL, 6.207%, 1/1/2032	250,000	221,628
Los Angeles County Public Works Financing Authority, 7.488%, 8/1/2033	290,000	370,898
Massachusetts Health & Educational Facilities Authority, 6.432%, 10/1/2035	420,000	499,014
New Jersey State Turnpike Authority, 7.102%, 1/1/2041	225,000	303,737
Oregon Health & Science University, 5.000%, 7/1/2045	650,000	673,055
Pennsylvania Industrial Development Authority, 144A, 3.556%, 7/1/2024 (e)	505,000	497,678
Puerto Rico Commonwealth Employees Retirement System, 6.150%, 7/1/2038	675,000	210,938
State of California, 7.625%, 3/1/2040	525,000	770,852
State of Illinois
5.100%, 6/1/2033	60,000	56,942
5.365%, 3/1/2017	385,000	401,959
5.665%, 3/1/2018	115,000	123,401
5.877%, 3/1/2019	175,000	191,805
Washington State Housing Finance Commission, 144A, 4.375%, 1/1/2021 (c) (e)	400,000	406,156

Total Municipal Bonds (Cost $5,086,322)		4,899,722

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

	Principal Amount		Value
Asset Backed Securities – 1.2%
Discover Card Execution Note T, 0.637%, VR, 5/15/2018	$1,030,000		$1,029,848
SBA Tower Trust, 144A, 3.869%, VR, 10/15/2049 (e)	500,000		506,737

Total Asset Backed Securities (Cost $1,530,322)			1,536,585

Foreign Government & Agency Securities – 0.8%
Canada Government International Bond, 1.625%, 2/27/2019	125,000		126,417
Poland Government Bond, 5.250%, 10/25/2017	655,000	PLN	187,445
Uruguay Government International Bond
4.375%, 12/15/2028	6,665,512	UYU	215,104
5.100%, 6/18/2050	375,000	UYU	360,938
United Kingdom Gilt, Reg S, 4.750%, 12/7/2038 (e)	50,000	GBP	109,262

Total Foreign Government & Agency Securities (Cost $1,083,622)			999,166

	Notional Amount

Interest Rate Swaption Purchased — 0.1%
Goldman Sachs International:
Pay fixed 2.375%, receive float 3-month USD LIBOR Expires 7/25/16	4,135,000		94,434

Total Interest Rate Swaption Purchased (Cost $83,941)			94,434

Total Investments – 103.5% (Cost $136,230,033) (a)			136,256,551

Other Liabilities, less assets – (3.5)%			(4,640,809)

Net Assets – 100.0%			$131,615,742

(a) The aggregate cost for book and federal income purposes is $136,506,920. The aggregate gross unrealized appreciation is $1,333,808, and the aggregate gross unrealized depreciation is $1,584,177, resulting in net unrealized depreciation of $250,369.

(b) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(c) A portion or all of the security was purchased as a when issued or delayed delivery security.

(d) A portion or all of the security was segregated for collateral for when issued or delayed delivery securities.

(e) This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.

The principal amount is stated in U.S. dollars unless otherwise indicated.

REIT — Real Estate Investment Trust.

TBA — To Be Announced

VR — Variable interest rate. Rate shown is that on July 31, 2015.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2015, the aggregate value of these securities was $9,865,230, representing 7.50% of net assets.

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Reg S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At July 31, 2015, the aggregate value of these securities was $109,262, representing 0.08% of net assets.

UYU — Uruguayan Peso

GBP — British Pound

EUR — Euro

PLN — Polish Zloty

At July 31, 2015, the Fund had the following forward currency contracts outstanding.

Counterparty	Currency	Contract Type	Settlement Date	Value	Unrealized Appreciation	Unrealized Depreciation
JP Morgan Chase Bank	EUR	Sell	9/16/2015	$1,271,290	$22,965	$-
Bank of America N.A.	GBP	Sell	9/16/2015	115,442	-	(1,129)

					$22,965	$(1,129)

At July 31, 2015, the Fund had the following future contracts outstanding.

Description	Number of Contracts	Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Euro-Bund 10 yr (Short)	8	$1,364,711	9/8/2015	$-	$(615)
CAD 10 yr (Short)	14	1,539,736	9/21/2015	-	(7,452)

				$-	$(8,067)

At July 31, 2015, the Fund had the following centrally cleared interest rate swap contracts outstanding.

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.126%	Morgan Stanley/LCH	07/24/22	$1,040,000	$9,202	$-
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.170%	Morgan Stanley/LCH	07/17/22	1,035,000	12,290	-
Receive Floating rate 3 month USD BBA LIBOR Pay Variable rate 3.456%	Morgan Stanley/LCH	06/30/35	230,000	-	(5,655)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 3.360%	Morgan Stanley/LCH	6/30/2025	355,000	6,027	-

				$27,519	$(5,655)

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

At July 31, 2015, the Fund had the following centrally cleared credit default swap contracts outstanding.

Description	Counterparty/ Exchange	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
CDX-NAIG Series 24, Version 1, 5 Year Index	Morgan Stanley/CME	1.00%	6/20/2020	$3,558,000	$-	$(4,161)
CDX-NAHY Series 24, Version 2, 5 Year Index	Morgan Stanley/CME	5.00%	6/20/2020	1,489,950	1,496	-
iTraxx Europe Crossover Series 23, Version 1, 5 Year Index (EUR)	Morgan Stanley/ICE	5.00%	6/20/2020	952,000	-	(6,950)

					$1,496	$(11,111)

At July 31, 2015, the Fund had the following OTC credit default swap contracts outstanding.

Description	Counterparty	Upfront Premium Received (Paid)	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
CMBX NA AAA.8	Credit Suisse International	59,288	0.50%	10/17/2057	$1,658,000	$-	$(10,067)
CMBX NA AAA.8	Deutsche Bank AG	36,114	0.50%	10/17/2057	985,000	-	(5,107)

						$-	$(15,174)

LCH — London Clearing House

CME — Chicago Mercantile Exchange

ICE — Intercontinental Exchange

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Domini Funds, you incur two types of costs:

(1) Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 30 days and sales charges (loads) on Class A shares and

(2) Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on February 1, 2015, and held through July 31, 2015.

Certain Account Fees

Some accounts are subject to recurring annual service fees and maintenance fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expense would be higher. You may avoid the annual service fee by choosing paperless electronic delivery of statements, prospectuses, shareholder reports and other materials.

Actual Expenses

The line of the table captioned ‘‘Actual Expenses’’ below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000.

(2) Multiply your result in step 1 by the number in the first line under the heading ‘‘Expenses Paid During Period’’ in the table.

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value as of 2/1/2015	Ending Account Value as of 7/31/2015	Expenses Paid During Period 2/1/2015 – 7/31/2015
Domini Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,026.50	$5.73[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.14	$5.71[1]
Domini Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,026.90	$5.93[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.94	$5.91[1]
Domini Social Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,028.30	$4.02[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.83	$4.01[1]
Domini Social Equity Fund Class R Shares	Actual Expenses	$1,000.00	$1,028.80	$4.18[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.68	$4.16[1]
Domini International Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,069.00	$8.11[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,016.96	$7.90[2]
Domini International Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,068.20	$8.05[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.01	$7.85[2]
Domini International Social Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,072.00	$5.91[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.09	$5.76[2]
Domini Social Bond Fund Investor Shares	Actual Expenses	$1,000.00	$977.40	$4.66[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.08	$4.76[3]
Domini Social Bond Fund Institutional Shares	Actual Expenses	$1,000.00	$978.80	$3.19[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.57	$3.26[3]

1 Expenses are equal to the Fund’s annualized expense ratio of 1.14% for Investor shares, or 1.18% for Class A shares, or 0.80% for Institutional Class, or 0.83% for Class R shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

2 Expenses are equal to the Fund’s annualized expense ratio of 1.58% for Investor shares, or 1.57% for Class A shares, or 1.15% for Institutional shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

3 Expenses are equal to the Fund’s annualized expense ratio of 0.95% for Investor Shares, or 0.65% for Institutional Class, multiplied by average account value over the period, multiplied by 181, and divided by 365.

THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2015

	Domini Social Equity Fund	Domini International Social Equity Fund
ASSETS
Investments at value (cost $906,897,833, and $394,798,349, respectively)	$1,046,655,187	$423,137,043
Cash	9,255,512	7,632,714
Foreign currency, at value (cost $0, and $23,741, respectively)	-	23,738
Receivable for securities sold	-	733,328
Receivable for capital shares	453,020	1,767,728
Dividend receivable	444,873	564,360
Tax reclaim receivable	3,705	295,852

Total assets	1,056,812,297	434,154,763

LIABILITIES
Payable for securities purchased	-	1,443,942
Payable for capital shares	717,522	247,277
Management /Sponsorship fee payable	677,129	342,920
Distribution fee payable	167,206	164,857
Other accrued expenses	408,499	315,794
Foreign tax payable	31,693	98,580

Total liabilities	2,002,049	2,613,370

NET ASSETS	$1,054,810,248	$431,541,393

NET ASSETS CONSIST OF
Paid-in capital	$857,650,807	$393,232,718
Undistributed net investment income (loss)	-	(1,530,402)
Accumulated net realized gain (loss)	57,402,087	11,523,461
Net unrealized appreciation (depreciation)	139,757,354	28,315,616

NET ASSETS	$1,054,810,248	$431,541,393

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$752,376,351	$320,044,195

Outstanding shares of beneficial interest	16,579,211	39,737,833

Net asset value and offering price per share*	$45.38	$8.05

Class A Shares
Net assets	$10,536,951	$50,928,050

Outstanding shares of beneficial interest	999,939	6,023,870

Net asset value*	$10.54	$8.45

Maximum offering price per share (net asset value per share / (1-4.75%))	$11.07	$8.87

Institutional shares
Net assets	$237,130,353	$60,569,148

Outstanding shares of beneficial interest	9,137,497	7,506,509

Net asset value and offering price per share*	$25.95	$8.07

Class R shares
Net assets	$54,766,593

Outstanding shares of beneficial interest	5,827,674

Net asset value and offering price per share*	$9.40

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2015

	Domini Social Equity Fund	Domini International Social Equity Fund
INCOME
Dividends (net of foreign taxes $183,293, and $1,001,278, respectively)	$25,393,194	$9,939,060

Investment Income	25,393,194	9,939,060

EXPENSES
Management /Sponsorship fees	8,422,909	3,345,415
Distribution fees – Investor shares	1,971,972	635,887
Distribution fees – Class A shares	23,843	91,555
Transfer agent fees – Investor shares	877,008	453,915
Transfer agent fees – Class A shares	12,220	83,150
Transfer agent fees – Institutional shares	5,515	341
Transfer agent fees – Class R shares	3,117	-
Custody and accounting fees	204,631	344,816
Registration fees – Investor shares	20,635	32,082
Registration fees – Class A shares	20,817	12,761
Registration fees – Institutional shares	27,164	10,088
Registration fees – Class R shares	28,241	-
Shareholder Service fees – Investor shares	65,998	26,147
Shareholder Service fees – Class A shares	1,207	8,971
Shareholder Service fees – Institutional shares	188	42
Shareholder Service fees – Class R shares	217	-
Professional fees	63,568	55,411
Trustees fees	56,019	19,464
Shareholder communication fees	55,987	33,289
Miscellaneous	19,939	73,702

Total expenses	11,881,195	5,227,036
Fees waived and expenses reimbursed	(27,225)	(42,856)

Net expenses	11,853,970	5,184,180

NET INVESTMENT INCOME (LOSS)	13,539,224	4,754,880

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	92,548,118	18,974,288
Foreign currency	-	(263,444)

Net realized gain (loss)	92,548,118	18,710,844
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	(45,605,130)	(6,619,810)
Translation of assets and liabilities in foreign currencies	-	(14,558)

Net change in unrealized appreciation (depreciation)	(45,605,130)	(6,634,368)

NET REALIZED AND UNREALIZED GAIN (LOSS)	46,942,988	12,076,476

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$60,482,212	$16,831,356

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$13,539,224	$8,519,376
Net realized gain (loss)	92,548,118	135,298,262
Net change in unrealized appreciation (depreciation)	(45,605,130)	27,641,364

Net Increase (Decrease) in Net Assets Resulting from Operations	60,482,212	171,459,002

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(5,839,994)	(4,110,200)
Class A shares	(352,333)	(177,773)
Institutional shares	(5,504,132)	(3,180,600)
Class R shares	(2,594,759)	(897,802)
Distributions to shareholders from net realized gain:
Investor shares	(55,159,394)	-
Class A shares	(2,168,581)	-
Institutional shares	(31,125,508)	-
Class R shares	(14,604,269)	-

Net Decrease in Net Assets from Distributions and/or Dividends	(117,348,970)	(8,366,375)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	317,266,675	141,650,897
Net asset value of shares issued in reinvestment of distributions and dividends	113,977,505	7,984,421
Payments for shares redeemed	(334,636,854)	(171,392,631)
Redemption fees	31,945	16,409

Net Increase (Decrease) in Net Assets from Capital Share Transactions	96,639,271	(21,740,904)

Total Increase (Decrease) in Net Assets	39,772,513	141,351,723

NET ASSETS
Beginning of period	$1,015,037,735	$873,686,012

End of period	$1,054,810,248	$1,015,037,735

Undistributed net investment income (loss)	$-	$147,435

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$4,754,880	$3,835,853
Net realized gain (loss)	18,710,844	17,269,657
Net change in unrealized appreciation (depreciation)	(6,634,368)	7,739,256

Net Increase (Decrease) in Net Assets Resulting from Operations	16,831,356	28,844,766

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(3,317,129)	(5,652,570)
Class A shares	(452,610)	(606,614)
Institutional shares	(931,537)	(1,135,764)
Distributions to shareholders from net realized gain:
Investor shares	(12,803,955)	(3,360,560)
Class A shares	(1,634,594)	(368,244)
Institutional shares	(2,498,323)	(668,266)

Net Decrease in Net Assets from Distributions and/or Dividends	(21,638,148)	(11,792,018)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	178,596,205	112,539,220
Net asset value of shares issued in reinvestment of distributions and dividends	17,468,149	9,054,596
Payments for shares redeemed	(60,782,210)	(35,731,602)
Redemption fees	4,493	6,627

Net Increase (Decrease) in Net Assets from Capital Share Transactions	135,286,637	85,868,841

Total Increase (Decrease) in Net Assets	130,479,845	102,921,589

NET ASSETS
Beginning of period	$301,061,548	$198,139,959

End of period	$431,541,393	$301,061,548

Undistributed net investment income (loss)	$(1,530,402)	$(2,146,799)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2015		2014		2013		2012		2011
For a share outstanding for the period:
Net asset value, beginning of period	$46.82		$39.22		$32.66		$31.56		$26.00

Income from investment operations:
Net investment income (loss)	0.52	[5]	0.39		0.37		0.36		0.27
Net realized and unrealized gain (loss) on investments	1.86		7.47		6.43		0.95		5.44

Total income from investment operations	2.38		7.86		6.80		1.31		5.71

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.36)		(0.26)		(0.24)		(0.21)		(0.15)
Distributions to shareholders from net realized gain	(3.46)		-		-		-		-

Total distributions	(3.82)		(0.26)		(0.24)		(0.21)		(0.15)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$45.38		$46.82		$39.22		$32.66		$31.56

Total return [2]	5.21%		20.07%		20.87%		4.15%		22.01%
Portfolio turnover	103%		86%		97%		94%		87%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$752		$699		$625		$546		$561
Ratio of net expenses to average net assets	1.16%		1.20%		1.24%	[4]	1.25%	[3,4]	1.23%	[3,4]
Ratio of gross expenses to average net assets	1.16%		1.20%		1.24%		1.26%		1.23%
Ratio of net investment income (loss) to average net assets	1.10%		0.80%		0.96%		1.06%		0.72%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.24%, 1.25%, and 1.23% for the years ended July 31, 2013, 2012, and 2011, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2015		2014		2013		2012		2011
For a share outstanding for the period:
Net asset value, beginning of period	$13.87		$11.84		$10.16		$10.12		$8.51

Income from investment operations:
Net investment income (loss)	0.12	[5]	0.25		0.22		0.37		0.07
Net realized and unrealized gain (loss) on investments	0.53		2.12		1.86		0.05		1.80

Total income from investment operations	0.65		2.37		2.08		0.42		1.87

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.52)		(0.34)		(0.40)		(0.38)		(0.26)
Distributions to shareholders from net realized gain	(3.46)		-		-		-		-

Total distributions	(3.98)		(0.34)		(0.40)		(0.38)		(0.26)

Redemption fee proceeds	-		-		-		-		-

Net asset value, end of period	$10.54		$13.87		$11.84		$10.16		$10.12

Total return [2]	5.19%		20.17%		20.88%		4.20%		22.16%
Portfolio turnover	103%		86%		97%		94%		87%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$11		$8		$5		$4		$2
Ratio of net expenses to average net assets	1.18%	[3]	1.18%	[3]	1.18%	[3,4]	1.18%	[3,4]	1.18%	[3,4]
Ratio of gross expenses to average net assets	1.39%		1.54%		1.74%		2.09%		2.54%
Ratio of net investment income (loss) to average net assets	1.06%		0.83%		1.02%		1.09%		0.76%

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.18%, 1.18%, 1.18%, and 1.18% for the years ended July 31, 2013, 2012, and 2011 respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2015		2014		2013		2012		2011
For a share outstanding for the period:
Net asset value, beginning of period	$28.49		$23.94		$20.12		$19.65		$16.26

Income from investment operations:
Net investment income (loss)	0.40	[5]	0.32		0.29		0.33		0.23
Net realized and unrealized gain (loss) on investments	1.11		4.60		3.96		0.57		3.42

Total income from investment operations	1.51		4.92		4.25		0.90		3.65

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.59)		(0.37)		(0.43)		(0.43)		(0.26)
Distributions to shareholders from net realized gain	(3.46)		-		-		-		-

Total distributions	(4.05)		(0.37)		(0.43)		(0.43)		(0.26)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	-		-

Net asset value, end of period	$25.95		$28.49		$23.94		$20.12		$19.65

Total return [2]	5.56%		20.59%		21.36%		4.62%		22.55%
Portfolio turnover	103%		86%		97%		94%		87%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$237		$260		$216		$182		$143
Ratio of net expenses to average net assets	0.80%		0.80%	[3]	0.80%	[3,4]	0.80%	[3,4]	0.80%	[3,4]
Ratio of gross expenses to average net assets	0.80%		0.81%		0.81%		0.83%		0.82%
Ratio of net investment income (loss) to average net assets	1.47%		1.19%		1.41%		1.49%		1.17%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.80%, 0.80%, and 0.80% for the years ended July 31, 2013, 2012, and 2011, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — CLASS R SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2015		2014		2013		2012		2011
For a share outstanding for the period:
Net asset value, beginning of period	$12.81		$10.94		$9.41		$9.40		$7.91

Income from investment operations:
Net investment income (loss)	0.15	[5]	1.00		(0.03)		1.16		(1.15)
Net realized and unrealized gain (loss) on investments	0.49		1.23		1.98		(0.74)		2.90

Total income from investment operations	0.64		2.23		1.95		0.42		1.75

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.59)		(0.36)		(0.42)		(0.41)		(0.26)
Distributions to shareholders from net realized gain	(3.46)		-		-		-		-

Total distributions	(4.05)		(0.36)		(0.42)		(0.41)		(0.26)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$9.40		$12.81		$10.94		$9.41		$9.40

Total return [2]	5.55%		20.52%		21.21%		4.58%		22.29%
Portfolio turnover	103%		86%		97%		94%		87%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$55		$49		$28		$26		$16
Ratio of net expenses to average net assets	0.85%		0.90%		0.90%	[4]	0.90%	[3,4]	0.85%	[3,4]
Ratio of gross expenses to average net assets	0.85%		0.90%		0.90%		0.91%		0.85%
Ratio of net investment income (loss) to average net assets	1.41%		1.07%		1.31%		1.38%		1.16%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.90%, 0.90%, and 0.85% for the years ended July 31, 2013, 2012, and 2011, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2015		2014		2013		2012		2011
For a share outstanding for the period:
Net asset value, beginning of period	$8.26		$7.67		$5.98		$7.43		$6.24

Income from investment operations:
Net investment income (loss)	0.13		0.14		0.11		0.09		0.13
Net realized and unrealized gain (loss) on investments	0.20		0.85		1.64		(1.04)		1.18

Total income from investment operations	0.33		0.99		1.75		(0.95)		1.31

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.11)		(0.25)		(0.06)		(0.28)		(0.12)
Distributions to shareholders from net realized gain	(0.43)		(0.15)		-		(0.20)		-
Tax return of capital [5]	-		-		-		(0.02)		-

Total distributions	(0.54)		(0.40)		(0.06)		(0.50)		(0.12)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$8.05		$8.26		$7.67		$5.98		$7.43

Total return [2]	4.65%		13.15%		29.26%		-12.38%		21.10%
Portfolio turnover	88%		86%		87%		110%		84%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$320		$232		$160		$127		$137
Ratio of net expenses to average net assets	1.59%		1.60%	[3]	1.60%	[3,4]	1.60%	[3,4]	1.60%	[3,4]
Ratio of gross expenses to average net assets	1.59%		1.62%		1.68%		1.74%		1.70%
Ratio of net investment income (loss) to average net assets	1.32%		1.43%		1.70%		1.64%		1.75%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.60%, 1.60%, and 1.60% for the years ended July 31, 2013, 2012, and 2011, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2015		2014		2013		2012		2011
For a share outstanding for the period:
Net asset value, beginning of period	$8.64		$8.00		$6.24		$7.73		$6.50

Income from investment operations:
Net investment income (loss)	0.14		0.14		0.12		0.14		0.14
Net realized and unrealized gain (loss) on investments	0.21		0.90		1.71		(1.12)		1.22

Total income from investment operations	0.35		1.04		1.83		(0.98)		1.36

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.11)		(0.25)		(0.07)		(0.29)		(0.13)
Distributions to shareholders from net realized gain	(0.43)		(0.15)		-		(0.20)		-
Tax return of capital [5]			-		-		(0.02)		-

Total distributions	(0.54)		(0.40)		(0.07)		(0.51)		(0.13)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	-		-		-

Net asset value, end of period	$8.45		$8.64		$8.00		$6.24		$7.73

Total return [2]	4.71%		13.16%		29.30%		-12.26%		21.05%
Portfolio turnover	88%		86%		87%		110%		84%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$51		$29		$13		$6		$4
Ratio of net expenses to average net assets	1.57%	[3]	1.57%	[3]	1.57%	[3,4]	1.57%	[3,4]	1.57%	[3,4]
Ratio of gross expenses to average net assets	1.68%		1.82%		2.13%		2.33%		2.42%
Ratio of net investment income (loss) to average net assets	1.46%		1.51%		1.91%		1.85%		1.82%

1 Amount represents less than 0.005 per share.

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.57%, 1.57%, and 1.57% for the years ended July 31, 2013, 2012, and 2011, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31				For the Period November 30, 2012 (commencement of operations) through July 31, 2013
	2015		2014
For a share outstanding for the period:
Net asset value, beginning of period	$8.28		$7.66		$6.59

Income from investment operations:
Net investment income (loss)	0.16		0.13		0.11
Net realized and unrealized gain (loss) on investments	0.21		0.89		1.04

Total income from investment operations	0.37		1.02		1.15

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.15)		(0.25)		(0.08)
Distributions to shareholders from net realized gain	(0.43)		(0.15)		-

Total distributions	(0.58)		(0.40)		(0.08)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	-

Net asset value, end of period	$8.07		$8.28		$7.66

Total return [2]	5.24%		13.60%		17.50%
Portfolio turnover	88%		86%		87%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$61		$39		$25
Ratio of net expenses to average net assets	1.15%	[3]	1.16%		1.25%	[3,4]
Ratio of gross expenses to average net assets	1.15%		1.16%		1.25%
Ratio of net investment income (loss) to average net assets	1.78%		1.82%		2.40%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.25% for the period ended July 31, 2013.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Investment Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Social Investment Trust comprises three separate series: Domini Social Equity Fund, Domini International Social Equity Fund (formerly, Domini European PacAsia Social Equity Fund), and Domini Social Bond Fund (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Social Bond Fund are included on page 77 of this report. The Domini Social Equity Fund offers Investor shares, Class A shares, Institutional shares and Class R shares. Class R shares of the Domini Social Equity Fund commenced on November 28, 2003. Class A and Institutional shares of the Domini Social Equity Fund commenced on November 28, 2008. The Domini International Social Equity Fund offers Investor shares, Class A shares and Institutional Shares. Class A and Institutional shares of the Domini International Social Equity Fund were not offered prior to November 28, 2008 and November 30, 2012, respectively. The Investor shares, Institutional shares and Class R shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Class R shares are generally available only to certain eligible retirement plans and endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s Distributor. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Class R and Institutional shares are not subject to distribution and service fees.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used by the Domini Social Equity Fund, as of July 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$157,102,892	$-	$-	$157,102,892
Consumer Staples	80,745,610	-	-	80,745,610
Energy	42,445,310	-	-	42,445,310
Financials	196,574,924	-	-	196,574,924
Health Care	142,329,200	-	-	142,329,200
Industrials	105,124,449	-	-	105,124,449
Information Technology	245,674,171	-	-	245,674,171
Materials	30,284,212	-	-	30,284,212
Telecommunication Services	17,581,312	-	-	17,581,312
Utilities	28,793,107	-	-	28,793,107

Total	$1,046,655,187	$-	$-	$1,046,655,187

The following is a summary of the inputs used by the Domini International Social Equity Fund, as of July 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$68,930,379	$-	$-	$68,930,379
Consumer Staples	33,857,477	-	-	33,857,477
Energy	10,372,241	-	-	10,372,241
Financials	117,056,422	-	-	117,056,422
Health Care	36,826,065	-	-	36,826,065
Industrials	73,663,831	-	-	73,663,831
Information Technology	32,636,366	-	-	32,636,366
Materials	22,601,303	-	-	22,601,303
Telecommunication Services	19,837,739	-	-	19,837,739
Utilities	4,920,113	-	-	4,920,113
Preferred Stocks
Financials	2,435,107	-	-	2,435,107

Total	$423,137,043	$-	$-	$423,137,043

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Domini Social Equity Fund	Domini International Social Equity Fund

Investments in Securities
Balance as of July 31, 2014	$-	$9,106
Realized gain (loss)		-
Change in unrealized appreciation (depreciation)	15,704	(100,093)
Purchases		127,943
Sales		-
Transfers in and/or out of level three	(15,704)	(36,956)

Balance as of July 31, 2015	$-	$-

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2015:	$-	$-

For the Domini Social Equity Fund transfers from Level 1 to Level 3 included securities valued at $7,850,792 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 1 included securities valued at $7,866,496 because market values were readily available from a pricing agent for which fair value factors were previously applied.

For the Domini International Social Equity Fund transfers from Level 1 to Level 3 included securities valued at $3,632,263 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 1 included securities valued at $3,669,219 because market values were readily available from a pricing agent for which fair value factors were previously applied.

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The Domini Social Equity Fund had no open foreign currency spot contracts and the Domini International Social Equity Fund had $733,351 outstanding as of July 31, 2015.

(D) Investment Transactions, Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini International Social Equity Fund are usually declared and paid semiannually from net investment income. Dividends to shareholders of the Domini Social Equity Fund are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds.

(E) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of July 31, 2015, tax years 2012 through 2015 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(F) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

amount redeemed. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

(G) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(H) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Sponsor. The Funds have retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. Domini is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Funds. For its services under the Management Agreements, Domini receives from each Fund a fee accrued daily and paid monthly at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.30% of the first $2 billion of net assets managed,
0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion

Domini International Social Equity Fund	1.00% of the first $250 million of net assets managed,
0.94% of the next $250 million of net assets managed, and
0.88% of net assets managed in excess of $500 million

Pursuant to a Sponsorship Agreement (with respect to the Domini Social Equity Fund) Domini provides the Funds with the administrative personnel and services necessary to operate the Funds. In addition to general administrative services and facilities for the Funds similar to those provided by Domini under the Management Agreements, Domini answers questions from the general public and the media regarding the securities holdings of the Funds. For these

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

services and facilities, Domini receives fees accrued daily and paid monthly from the Funds at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.45% of the first $2 billion of net assets managed,
0.44% of the next $1 billion of net assets managed, and
0.43% of net assets managed in excess of $3 billion

Effective November 30, 2014, Domini reduced its fees and reimbursed expenses, not including reorganization related expenses, to the extent necessary to keep the aggregate annual operating expenses of the Domini Social Equity Fund at no greater than 1.25%, 1.18%, 0.80%, and 0.90% of the average daily net assets representing Investor shares, Class A shares, Institutional shares and Class R shares, respectively. For the periods prior to November 30, 2014, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until November 30, 2015, absent an earlier modification by the Board of Trustees which oversees the Funds. Effective November 30, 2014, Domini reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses, not including reorganization expenses, of the Domini International Social Equity Fund no greater than 1.60%, 1.57% and 1.27% of the average daily net assets representing Investor shares, Class A shares and Institutional Shares, respectively. For the period prior to November 30, 2014, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until November 30, 2015, absent an earlier modification by the Board of Trustees which oversees the Funds.

For the year ended July 31, 2015, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED

Domini Social Equity Fund	$-	$8,416
Domini International Social Equity Fund	-	393

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment submanagement services to the Funds on a day-to-day basis pursuant to Submanagement Agreements with Domini.

(C) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares and Class A shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

the sale of Investor shares and Class A shares and pay DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares and Class A shares.

For the year ended July 31, 2015, fees waived were as follows:

FEES WAIVED

Domini Social Equity Fund Investor shares	$-
Domini Social Equity Fund Class A shares	17,602
Domini International Social Equity Fund Investor shares	-
Domini International Social Equity Fund Class A shares	42,463

DSIL Investment Services, LLC, (DSIL) the Funds’ Distributor, has received commissions related to the sales of fund shares. For the year ended July 31, 2015, DSIL received $9,053, and $10,740 from the Domini Social Equity Fund Class A Shares, and the Domini International Social Equity Fund Class A shares, respectively.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services with respect to the Domini Social Equity Fund, and Domini International Social Equity Fund and their shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account.

For the year ended July 31, 2015, Domini waived fees as follows:

FEES WAIVED

Domini Social Equity Fund Investor shares	$-
Domini Social Equity Fund Class A shares	1,207
Domini Social Equity Fund Institutional shares	-
Domini Social Equity Fund Class R shares	-
Domini International Social Equity Fund Investor shares	-
Domini International Social Equity Fund Class A shares	-
Domini International Social Equity Fund Institutional shares	-

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2015, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASE	SALES
Domini Social Equity Fund	$1,138,730,745	$1,146,020,679
Domini International Social Equity Fund	411,552,542	296,256,548

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

4. SUMMARY OF SHARE TRANSACTIONS

	Year Ended July 31,
	2015		2014
	Shares	Amount	Shares	Amount

Domini Social Equity Fund

Investor Shares
Shares sold	4,919,681	$230,401,582	1,476,027	$65,030,883
Shares issued in reinvestment of dividends and distributions	1,321,167	59,108,325	86,006	3,923,408
Shares redeemed	(4,586,521)	(215,768,003)	(2,571,296)	(113,814,059)
Redemption fees	-	21,386	-	11,383

Net increase (decrease)	1,654,327	$73,763,290	(1,009,263)	$(44,848,385)

Class A Shares
Shares sold	293,683	$3,398,979	159,325	$2,058,334
Shares issued in reinvestment of dividends and distributions	224,314	2,354,011	11,698	158,194
Shares redeemed	(75,217)	(845,051)	(53,538)	(675,327)
Redemption fees	-	-	-	-

Net increase (decrease)	442,780	$4,907,939	117,485	$1,541,201

Institutional Shares
Shares sold	2,511,814	$70,252,201	1,856,018	$49,579,968
Shares issued in reinvestment of dividends and distributions	1,384,664	35,496,915	109,217	3,015,008
Shares redeemed	(3,878,184)	(108,124,338)	(1,862,024)	(47,399,505)
Redemption fees	-	8,947	-	4,260

Net increase (decrease)	18,294	$(2,366,275)	103,211	$5,199,731

Class R Shares
Shares sold	1,185,006	$13,213,913	1,975,059	$24,981,712
Shares issued in reinvestment of dividends and distributions	1,818,821	17,018,254	71,272	887,811
Shares redeemed	(977,952)	(9,899,462)	(776,092)	(9,503,740)
Redemption fees	-	1,612	-	766

Net increase (decrease)	2,025,875	$20,334,317	1,270,239	$16,366,549

Total
Shares sold	8,910,184	$317,266,675	5,466,429	$141,650,897
Shares issued in reinvestment of dividends and distributions	4,748,966	113,977,505	278,193	7,984,421
Shares redeemed	(9,517,874)	(334,636,854)	(5,262,950)	(171,392,631)
Redemption fees	-	31,945	-	16,409

Net increase (decrease)	4,141,276	$96,639,271	481,672	$(21,740,904)

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

	Year Ended July 31,
	2015		2014
	Shares	Amount	Shares	Amount

Domini International Social Equity Fund

Investor Shares
Shares sold	16,372,746	$130,089,169	9,956,600	$81,189,777
Shares issued in reinvestment of dividends and distributions	1,707,727	12,562,297	896,604	7,128,001
Shares redeemed	(6,496,687)	(51,313,894)	(3,551,984)	(28,923,487)
Redemption fees	-	3,710	-	4,915

Net increase (decrease)	11,583,786	$91,341,282	7,301,220	$59,399,206

Class A Shares
Shares sold	3,098,686	$25,723,268	2,091,101	$17,768,073
Shares issued in reinvestment of dividends and distributions	256,092	1,980,338	109,531	911,302
Shares redeemed	(722,865)	(5,890,145)	(479,746)	(4,096,933)
Redemption fees	-	763	-	1,370

Net increase (decrease)	2,631,913	$21,814,224	1,720,886	$14,583,812

Institutional Shares
Shares sold	2,830,689	$22,783,768	1,695,152	$13,581,370
Shares issued in reinvestment of dividends and distributions	397,421	2,925,514	127,710	1,015,293
Shares redeemed	(463,594)	(3,578,171)	(331,917)	(2,711,182)
Redemption fees	-	20	-	342

Net increase (decrease)	2,764,516	$22,131,131	1,490,945	$11,885,823

Total
Shares sold	22,302,121	$178,596,205	13,742,853	$112,539,220
Shares issued in reinvestment of dividends and distributions	2,361,240	17,468,149	1,133,845	9,054,596
Shares redeemed	(7,683,146)	(60,782,210)	(4,363,647)	(35,731,602)
Redemption fees	-	4,493	-	6,627

Net increase (decrease)	16,980,215	$135,286,637	10,513,051	$85,868,841

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

5. FEDERAL TAX STATUS

The tax basis of the components of net assets for the Funds at July 31, 2015, is as follows:

	Domini Social Equity Fund	Domini International Social Equity Fund

Undistributed ordinary income	$5,775,346	$3,383,338
Undistributed long term capital gains	52,344,014	10,984,484
Capital losses, other losses and other temporary differences	-	(340,164)
Unrealized appreciation/(depreciation)	139,040,080	24,281,017

Distributable net earnings/(deficit)	$197,159,440	$38,308,675

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities is primarily due to differences in book and tax policies.

For the year ended July 31, 2015, the Funds made the following reclassifications to the components of net assets to align financial reporting with tax reporting:

	Domini Social Equity Fund	Domini International Social Equity Fund

Paid-in capital	$-	$-
Undistributed net investment income (loss)	604,559	562,793
Accumulated net realized gain (loss)	(604,559)	(562,793)

The Funds have accumulated capital loss carryforwards that will expire as follows:

Year Ending	Domini Social Equity Fund	Domini International Social Equity Fund

Unlimited	-	-
2017	-	340,162

	$-	$340,162

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Under recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, dividends paid were characterized as follows:

	Domini Social Equity Fund		Domini International Social Equity Fund
	Year Ended July 31,		Year Ended July 31,
	2015	2014	2015	2014

Ordinary income	14,291,218	8,366,375	4,781,207	7,783,739
Long-term capital gain	103,057,752	-	16,856,941	4,008,279

Total	$117,348,970	$8,366,375	$21,638,148	$11,792,018

The Funds are subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

Domini Social Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Domini Social Equity Fund and the Domini International Social Equity Fund (collectively, the “Funds”), each a Fund within the series of the Domini Social Investment Trust, as of July 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Equity Fund and the Domini International Social Equity Fund as of July 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in accordance with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 29, 2015

THIS PAGE INTENTIONALLY LEFT BLANK

DOMINI SOCIAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

ASSETS:
Investments at value (cost $136,230,033)	$136,256,551
Cash	17,767,536
Foreign currency (cost $775)	775
Cash held at other banks (cost $219,266)	220,764
Collateral on certain derivative contracts	154,115
Receivable for securities sold	6,655,852
Interest receivable	603,867
Receivable for capital shares	49,589
Unrealized appreciation on forward currency contracts	22,965
Receivable for variation margin swaps	12,249
Interest reclaim receivable	1,644

Total assets	161,745,907

LIABILITIES:
Payable for securities purchased	29,258,644
Payable for capital shares	296,902
Premium paid on swap contracts	233,157
Premium paid on OTC swap contracts	95,762
Management fee payable	72,478
Payable for variation margin futures	54,935
Distribution fee payable	34,334
Other accrued expenses	33,702
Dividend payable	18,705
Interest payable	15,243
Unrealized depreciation on OTC swap contracts	15,174
Unrealized depreciation on forward currency contracts	1,129

Total liabilities	30,130,165

NET ASSETS	$131,615,742

NET ASSETS CONSIST OF:
Paid-in capital	$131,436,551
Undistributed net investment loss	(16,981)
Accumulated net realized gain	204,464
Net unrealized depreciation	(8,292)

$131,615,742

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$129,213,727

Outstanding shares of beneficial interest	11,582,564

Net asset value and offering price per share*	$11.16

Institutional Shares
Net assets	$2,402,015

Outstanding shares of beneficial interest	215,695

Net asset value and offering price per share*	$11.14

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2015

INCOME:
Interest income	$3,275,016

EXPENSES:
Management fee	531,440
Administrative fee	332,150
Distribution fees – Investor shares	323,587
Transfer agent fees – Investor shares	194,093
Transfer agent fees – Institutional shares	197
Accounting and custody fees	113,117
Professional fees	69,209
Registration – Investor shares	25,836
Registration – Institutional shares	7,976
Shareholding servicing fees – Investor shares	14,929
Shareholding servicing fees – Institutional shares	26
Shareholder communications	13,585
Miscellaneous	9,516
Trustees fees	7,022

Total expenses	1,642,683
Fees waived and expense reimbursed	(390,693)

Net expenses	1,251,990

NET INVESTMENT INCOME	2,023,026

REALIZED AND UNREALIZED GAINS (LOSSES)
NET REALIZED GAIN/(LOSS) FROM:
Investments	743,162
Swap contracts	(183,212)
Futures contracts	84,859
Foreign currency	23,065

Net realized gain (loss)	667,874

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments, futures and swap contracts	(1,526,732)
Translation of assets and liabilities in foreign currencies	23,121

Net change in unrealized appreciation (depreciation)	(1,503,611)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(835,737)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,187,289

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,023,026	$1,813,912
Net realized gain (loss) on investments	667,874	(77,804)
Net change in unrealized appreciation (depreciation) on investments	(1,503,611)	1,418,168

Net Increase (Decrease) in Net Assets Resulting from Operations	1,187,289	3,154,276

DISTRIBUTIONS AND DIVIDENDS:
Dividends to shareholders from net investment income:
Investor shares	(1,961,358)	(1,748,919)
Institutional shares	(61,478)	(64,993)
Distributions to shareholders from net realized gain:
Investor shares	(128,323)	(397,247)
Institutional shares	(2,441)	(11,082)

Net Decrease in Net Assets from Distributions and Dividends	(2,153,600)	(2,222,241)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	26,540,263	27,436,965
Net asset value of shares issued in reinvestment of distributions and dividends	1,971,863	2,006,250
Payment for shares redeemed	(25,938,580)	(34,059,983)
Redemption fee	12,956	8,390

Net Increase in Net Assets from Capital Share Transactions	2,586,502	(4,608,378)

Total Increase (Decrease) in Net Assets	1,620,191	(3,676,343)

NET ASSETS:
Beginning of period	$129,995,551	$133,671,894

End of period	$131,615,742	$129,995,551

Undistributed net investment income (loss)	$(16,981)	$(17,023)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2015		2014		2013		2012		2011
For a share outstanding for the period:
Net asset value, beginning of period	$11.24		$11.15		$11.64		$11.61		$11.76

Income from investment operations:
Net investment income (loss)	0.17		0.16		0.16		0.21		0.28
Net realized and unrealized gain (loss) on investments	(0.07)		0.13		(0.38)		0.34		0.06

Total income from investment operations	0.10		0.29		(0.22)		0.55		0.34

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.17)		(0.16)		(0.16)		(0.21)		(0.28)
Distributions to shareholders from net realized gain	(0.01)		(0.04)		(0.11)		(0.31)		(0.21)

Total dividends and distributions	(0.18)		(0.20)		(0.27)		(0.52)		(0.49)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$11.16		$11.24		$11.15		$11.64		$11.61

Total return [2]	0.89%		2.59%		-2.01%		4.80%		2.94%
Portfolio turnover	348%		120%		129%		126%		151%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$129		$126		$130		$138		$121
Ratio of net expenses to average net assets	0.95%	[3]	0.95%	[3]	0.95%	[3,4]	0.95%	[3,4]	0.95%	[3,4]
Ratio of gross expenses to average net assets	1.24%		1.24%		1.24%		1.28%		1.29%
Ratio of net investment income to average net assets	1.52%		1.42%		1.35%		1.76%		2.39%

1 Amount represents less than $0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager and the Distributor.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.95%, 0.95%, and 0.96%, for the years ended July 31, 2013, 2012, and 2011, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	For the Year Ended July 31,						For the Period November 30, 2011 (commencement of operations) through July 31, 2012
	2015		2014		2013
For a share outstanding for the period:
Net asset value, beginning of period	$11.23		$11.15		$11.64		$11.74

Income from investment operations:
Net investment income (loss)	0.20		0.19		0.19		0.15
Net realized and unrealized gain (loss) on investments	(0.09)		0.12		(0.38)		0.21

Total income from investment operations	0.11		0.31		(0.19)		0.36

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.20)		(0.19)		(0.19)		(0.15)
Distributions to shareholders from net realized gain	(0.01)		(0.04)		(0.11)		(0.31)

Total dividends and distributions	(0.21)		(0.23)		(0.30)		(0.46)

Redemption fee proceeds [5]	0.01		-		-		-

Net asset value, end of period	$11.14		$11.23		$11.15		$11.64

Total return [2]	1.10%		2.80%		-1.72%		3.17%
Portfolio turnover	348%		120%		129%		126%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$2		$4		$3		$1
Ratio of net expenses to average net assets	0.65%	[3]	0.65%	[3]	0.65%	[3,4]	0.65%	[3,4]
Ratio of gross expenses to average net assets	1.07%		1.02%		0.97%		3.99%
Ratio of net investment income to average net assets	1.79%		1.73%		1.54%		1.88%

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.65% and 0.65% for the years ended July 31, 2013 and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Bond Fund (the “Fund”) is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Investor Shares and Institutional Shares. Institutional shares were not offered prior to November 30, 2011. Each class of shares is sold at its offering price, which is net asset value. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Institutional shares are not subject to distribution fees. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

value of such securities. Short-term obligations of sufficient credit quality (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund. Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Assets:
Investments in Securities:
Mortgage Backed Securities	$-	$75,133,633	$284,958	$75,418,591
Corporate Bonds and Notes	-	41,450,044	-	41,450,044
U.S. Government Agencies	-	11,858,009	-	11,858,009
Municipal Bonds	-	4,899,722	-	4,899,722
Asset Backed Securities	-	1,536,585	-	1,536,585

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Foreign Government & Agency Securities	$-	$999,166	$-	$999,166
Options Purchased	-	94,434	-	94,434

Total Investment in Securities	-	135,971,593	284,958	136,256,551

Other Financial Instruments:
Foreign Exchange Contracts	-	22,965	-	22,965

Total Other Financial Instruments	-	22,965	-	22,965

Liabilities:
Other Financial Instruments:
Foreign Exchange Contracts	-	1,129	-	1,129
SWAP Contracts	-	15,174	-	15,174

Total Other Financial Instruments	$-	$16,303	$-	$16,303

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of July 31, 2014	$-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	6,504
Purchases	12,888,795
Sales	-
Transfers in and/or out of level three	(12,610,341)

Balance as of July 31, 2015	$284,958

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2015	$(316)

Transfers from Level 2 to Level 3 included securities valued at $285,274 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 2 included securities valued at $12,895,615 because market values were readily available from a pricing agent for which fair value factors were previously applied.

The Level 3 security was valued using a pricing vendor other than the Fund’s primary pricing vendor.

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. There were no open foreign currency spot contracts at July 31, 2015.

(D) Securities Purchased on a When-Issued or Delayed Delivery Basis. The Fund may invest in when-issued or delayed delivery securities where the price of the security is fixed at the time of the commitment but delivery and payment take place beyond customary settlement time. These securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued or delayed delivery basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction, which could result in an unrealized loss at the time of delivery. The Fund establishes a segregated account consisting of liquid securities equal to the amount of the commitments to purchase securities on such basis.

(E) Derivative Financial Instruments. The Fund may invest in derivatives in order to hedge market risks, or to seek to increase the Fund’s income or gain. Derivatives in certain circumstances may require that the Fund segregate cash or

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

other liquid assets to the extent the Fund’s obligations are not otherwise covered through ownership of the underlying security, financial instrument, or currency. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and the risk that the use of derivatives could result in greater losses than if it had not been used. Some derivative transactions, including options, swaps, forward contracts, and options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission or the SEC.

(F) Option Contracts. The Fund may purchase or write option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

Purchased option contracts outstanding at July 31, 2015 are listed in the Fund’s Portfolio of Investments.

(G) Futures Contracts. The Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts for hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets as an initial deposit on the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional “variation margin,” based on decrease or increase in the value of the futures contract. Futures contracts outstanding at July 31, 2015 are listed in the Fund’s Portfolio of Investments.

(H) Forward Currency Contracts. The Fund may enter into forward currency contracts with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. These contracts are used to hedge foreign exchange

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risk may exceed amounts recognized on the Statement of Assets and Liabilities. Forward currency contracts outstanding at July 31, 2015 are listed in the Fund’s Portfolio of Investments.

(I) Interest Rate Swap Contracts. The Fund may enter into interest rate swap contracts to hedge interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change on an OTC interest rate swap is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Daily fluctuations in the value of centrally cleared interest rate swaps are settled though a central clearing agent and are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. OTC and centrally cleared interest rate swap contracts outstanding at July 31, 2015, are listed in the Fund’s Portfolio of Investments.

(J) Credit Default Swap Contracts. The Fund may enter into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount.

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

For centrally cleared credit default swaps, required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations.

OTC and centrally cleared credit default swap contracts outstanding at July 31, 2015 are listed in the Fund’s Portfolio of Investments.

(K) Master Agreements. The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio.

Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s portfolio. Collateral can be in the form of cash or other marketable securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA Master Agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

(L) Investment Transactions, Investment Income, and Dividends to Shareholders. The Fund earns income daily, net of Fund expenses. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis.

(M) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of July 31, 2015, tax years 2012 through 2015 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(N) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

(O) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(P) Indemnification. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the first $500 million of the Fund’s net assets managed, 0.38% of the next $500 million of the Fund’s net assets managed, and 0.35% of net assets managed in excess of $1 billion. For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets. For the period from November 30, 2014, until November 30, 2015, Domini is waiving its fee and reimbursing expenses to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% and 0.65% of the average daily net assets representing Investor shares and Institutional shares, respectively. A similar fee waiver arrangement was in effect in prior periods. For the year ended July 31, 2015, Domini reimbursed expenses totaling $220,534.

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment management services to the Fund on a day-to-day basis pursuant to a submanagement agreement with Domini. Prior to January 7, 2015, Seix Investment Advisors LLC (“Seix”), a wholly owned subsidiary of RidgeWorth LLC (formerly known

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

as RidgeWorth Capital Management, Inc.), and its predecessors, provided investment submanagement services to the Fund.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution

Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the year ended July 31, 2015, fees waived by the Investor shares totaled $170,133.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services to the Fund and its shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives a fee from the Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2015, Domini waived fees as follows:

FEES WAIVED

Domini Social Bond Fund Investor shares	$-
Domini Social Bond Fund Institutional shares	26

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2015, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
U.S. Government Securities	$256,915,771	$270,148,725
Investments in Securities	64,632,478	31,606,304

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

4. SUMMARY OF SHARE TRANSACTIONS

	Year Ended July 31,
	2015		2014
	Shares	Amount	Shares	Amount

Investor Shares
Shares sold	2,188,371	$24,711,115	2,323,812	$25,988,133
Shares issued in reinvestment of dividends and distributions	172,330	1,947,471	179,352	2,006,229
Shares redeemed	(1,980,714)	(22,389,609)	(2,987,328)	(33,341,287)
Redemption fees	-	8,791	-	8,390

Net increase (decrease)	379,987	$4,277,768	(484,164)	$(5,338,535)

Institutional Shares
Shares sold	161,940	$1,829,148	130,643	$1,448,832
Shares issued in reinvestment of dividends and distributions	2,162	24,392	2	21
Shares redeemed	(313,202)	(3,548,971)	(64,563)	(718,696)
Redemption fees	-	4,165	-	-

Net increase (decrease)	(149,100)	$(1,691,266)	66,082	$730,157

Total
Shares sold	2,350,311	$26,540,263	2,454,455	$27,436,965
Shares issued in reinvestment of dividends and distributions	174,492	1,971,863	179,354	2,006,250
Shares redeemed	(2,293,916)	(25,938,580)	(3,051,891)	(34,059,983)
Redemption fees	-	12,956	-	8,390

Net increase (decrease)	230,887	$2,586,502	(418,082)	$(4,608,378)

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

5. SUMMARY OF DERIVATIVE ACTIVITY

At July 31, 2015, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation Margin / Net assets consist of - net unrealized appreciation	$27,519	Variation Margin / Net assets consist of - net unrealized depreciation	$5,655
Credit contracts	Variation Margin / Unrealized appreciation on OTC swap contracts / Net assets consist of - net unrealized appreciation (depreciation)	1,496	Variation Margin / Unrealized depreciation on OTC swap contracts / Net assets consist of - net unrealized appreciation (depreciation)	26,285
Foreign currency contracts	Unrealized appreciation on forward currency contracts / Net assets consist of - net unrealized appreciation	22,965	Unrealized depreciation on forward currency contracts / Net assets consist of - net unrealized depreciation	1,129
Future contracts	Receivable for variation margin futures / Net assets consist of - net unrealized appreciation	-	Payable for variation margin futures / Net assets consist of - net unrealized depreciation	54,935
Options purchased	Investment at value	94,434		-

Total		$146,414		$88,004

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

For the year ended July 31, 2015, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Interest rate contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	$(185,412)	$21,863
Credit contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	2,200	(24,809)
Foreign currency contracts	Net realized gain (loss) from foreign currency/ Net change in unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies	23,065	21,836
Futures contracts	Net realized gain (loss) from futures contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	84,859	(54,985)
Options purchased	Net realized gain (loss) from investments/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	-	10,493

Total		$(75,288)	$(25,602)

6. OFFSETTING OF FINANCIAL AND DERIVATIVE ASSETS AND LIABILITIES

The following table summarizes any derivatives, at the end of the reporting period, that are subject to a master netting agreement or similar agreement. For financial reporting purposes, the Fund does not offset assets and liabilities that

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

are subject to the master netting agreements in the Statement of Assets and Liabilities.

	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	Morgan Stanley	Total

Assets:
Cash held at other banks	$75,720	$-	$-	$145,044	$220,764
Purchased swap option**	-	-	94,434	-	94,434
Receivable for variation margin swaps*	-	-	-	12,249	12,249

Total Assets	$75,720	$-	$94,434	$157,293	$327,447

Liabilities:
Unrealized depreciation on OTC swaps contracts*	10,067	5,107	-	-	15,174
Payable for variation margin futures	54,935	-	-	-	54,935

Total Liabilities	$65,002	$5,107	$-	-	$70,109

Total Derivative Net Assets	$10,718	$(5,107)	$94,434	$157,293	$257,338

Total collateral received (pledged)	-	-	-	154,115	$154,115

Net Amount	$10,718	$(5,107)	$94,434	$311,408	$411,453

* Excludes premiums if any.

** Included with Investments at value on the Statement of Assets and Liabilities.

7. SUMMARY OF DERIVATIVE ACTIVITY

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased swap option contracts (contract amount)	$1,033,750
Futures contracts (number of contracts)	11
Forward currency contracts (contract amount)	$697,440
OTC interest rate swap contracts (notional)	$1,200,000
Centrally cleared interest rate swap contracts (notional)	$2,262,500
OTC credit default contracts (notional)	$1,485,750
Centrally cleared credit default contracts (notional)	$2,935,383

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

8. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2015 is as follows:

Undistributed ordinary income	$62,058
Undistributed long term gains	387,829
Capital losses, other losses and other temporary differences	(19,953)
Unrealized appreciation/(depreciation)	(250,743)

Distributable net earnings/(deficit)	$179,191

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

For the year ended July 31, 2015, the Fund reclassified $17,785 from undistributed net investment income to accumulated net realized gains to align financial reporting and tax reporting.

Under recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, dividends paid were characterized as follows:

	Year Ended
	2015	2014

Ordinary income	$2,032,471	$1,489,918
Long-term capital gain	121,129	732,323

Total	$2,153,600	$2,222,241

The Fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

Domini Social Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Domini Social Bond Fund (the “Fund”), a Fund within the series of the Domini Social Investment Trust, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Bond Fund as of July 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in accordance with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 29, 2015

THE DOMINI FUNDS

TAX INFORMATION (UNAUDITED)

FOR THE YEAR ENDED JULY 31, 2015

The amount of long-term capital gains paid for the year ended July 31, 2015 was as follows:

Domini Social Equity Fund	$103,057,752
Domini International Social Equity Fund	16,856,941
Domini Social Bond Fund	121,129

For dividends paid from net investment income during the year ended July 31, 2015, the Funds designated the following as Qualified Dividend Income:

Domini Social Equity Fund	$21,091,553
Domini International Social Equity Fund	9,123,611

Of the ordinary distributions made by the Domini Social Bond Fund during the fiscal year ended July 31, 2015, 47% has been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

For corporate shareholders, 100% of dividends paid from net investment income for the Domini Social Equity Fund were eligible for the corporate dividends received deduction.

	Foreign Tax Paid		Foreign Source Income
	TOTAL	PER SHARE	TOTAL	PER SHARE
Domini International Social Equity Fund	$986,421	$0.02	$10,939,618	$0.21

The foreign taxes paid or withheld per share represent taxes incurred by the Funds on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

BOARD OF TRUSTEES’ APPROVAL OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the fund’s investment management and submanagement agreements. At its meeting held on April 24, 2015, the Board of Trustees (“Board”) of the Domini Social Equity Fund (the “Equity Fund”), Domini International Social Equity Fund (the “International Fund”), and the Domini Social Bond Fund (the “Bond Fund”) (each a “Fund,” and collectively the “Funds”), including a majority of the Independent Trustees, voted to approve the continuation of the management agreement for the Funds with Domini Social Investments LLC (“Domini”), and the continuation and approval of the submanagement agreement between Domini and Wellington Management Company LLP (“Wellington Management”) for the Equity Fund and International Fund (together, Domini and Wellington Management, the “Advisers”).

Prior to the April 24, 2015, meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the management and submanagement agreements at the Board’s meeting on April 24, 2015. Information provided to the Board at its meetings throughout the year included, among other things, reports on each Fund’s performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other service provided to the Funds by the Advisers.

In determining to continue the above-referenced management and submanagement agreements, the Board reviewed and evaluated information and factors it believed to be relevant and appropriate in light of the information that the Trustees deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual Trustees may have weighed certain factors differently, the Board’s determination to continue the management and submanagement agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation or approval of such agreements, as applicable. The Trustees did not identify any particular information or factor that was all-important or controlling.

Set forth below is a discussion of the factors that the Board considered with respect to its approval of the above-referenced management and submanagement agreements.

EQUITY FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Equity Fund’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Equity Fund and for managing the investment of the assets of the Equity Fund, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. In addition, they noted that Domini manages the Equity Fund’s business and affairs, including coordination of the activities of service providers, pursuant to a sponsorship agreement. The Trustees considered the scope and quality of the services provided by Wellington Management, such as the provision of the day-to-day portfolio management of the Equity Fund, including making purchases and sales of socially screened portfolio securities consistent with the Equity Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation, leadership in the socially responsible investment community, and quality of management and administrative services provided to the Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the net investment returns of the Equity Fund for the year to date, 6-month, and 1-, 3-, 5- and 10-year periods ended December 31, 2014 and February 28, 2015, as well as the Equity Fund’s performance for each full calendar year since inception (June 3, 1991) and cumulative performance from inception, through December 31, 2014 and February 28, 2015. They compared those returns to the returns of the applicable benchmark for the Equity Fund (S&P 500), for the same periods, the performance of the relevant peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks, for the for the 1-, 3-, 5-, and 10-year periods ended February 28, 2015. The Trustees noted that the Equity Fund Investor shares had positive net investment returns as of December 31, 2014 for all periods except the full calendar year 2008 and had outperformed relative to the S&P 500 for the latest year-to-date and 1-year periods. The Trustees noted that the Equity Fund Investor shares had outperformed its SRI peer group, compared to the group’s median performance for the 1 year period ended February 28, 2015, and were in the

2nd decile for the 1-year period, 7th decile for the 3-year period, and 6th decile for the 5-year period. The Trustees considered that Wellington Management commenced submanagement of the Fund late in 2006, the recent market conditions, and the information they received from Wellington Management and Domini regarding the performance of the Wellington Management quantitative model. The Trustees concluded that they had continued confidence in the capability of Domini and Wellington Management to manage the Equity Fund but would continue to monitor the performance of the Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the Equity Fund, the portion of the fees retained by Domini, Domini’s contractual fee waiver arrangements with respect to the Fund, and that no changes to the existing fee arrangements with Domini or the submanager were under consideration. The Trustees also considered the sponsorship fee rate paid by the Equity Fund to Domini under the sponsorship agreement. The Trustees considered the responses Domini and Wellington Management provided with respect to the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives and strategies. The Trustees considered Wellington Management’s representation that the submanagement fee it receives with respect to the Fund is competitive with the general range of the fees Wellington Management receives with respect to other client funds of similar size. The Trustees considered that Domini (and not the Equity Fund) pays Wellington Management from its advisory fee and no changes had been made to that advisory fee. The Trustees considered the information provided to them by Strategic Insight regarding the level of the Equity Fund Investor shares aggregate management and sponsorship fees versus the median management and administrative fees for a relevant peer group of socially responsible funds and compared the Fund’s total expense ratio with and without distribution/marketing to the median total expense ratios of those peers, taking into account the agreed upon waiver of fees. The Trustees noted that the Fund’s aggregate management and sponsorship fees were slightly higher relative to the median management and administrative fees of the peer group taking into account applicable contractual fee waivers. The Trustees noted that the Fund’s total expense ratio with and without marketing/distribution, after giving effect to the contractual fee waiver arrangements, was about the same or slightly higher relative to the median and average total expense ratios of its SRI peer group. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to the Equity Fund were reasonable in relation to the nature and quality of the services to be provided and supported the approval of continuing of the existing management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of

Domini with respect to the advisory and sponsorship services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2014. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Equity Fund was not excessive in view of the nature, quality, and extent of services provided.

The Trustees reviewed Wellington Management’s audited consolidated balance sheet as of December 31, 2014. The Trustees also considered Wellington Management’s representation that there have been no material changes in the firm since December 31, 2014 and that the pro-forma income statement for the year ended December 31, 2014, reflected partnership income as if the firm was in corporate form. The pro-forma statement provided supplementally identified the revenues generated by the Equity Fund as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Equity Fund was not excessive in view of the nature, quality, and extent of services provided to the Equity Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements, and no changes were made to those arrangements. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the Equity Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Equity Fund, including sponsorship fees. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with Equity Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Fund’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. The Trustees considered the scope and quality of the services provided by Wellington Management pursuant the submanagement agreement, such as the provision of the day-to-day portfolio management of the Fund, including making purchases and sales of socially screened portfolio securities consistent with the Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management teams and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community, and quality of management and administrative services provided to the Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the net investment returns of the International Fund for the year to date, 6-month, and 1-, 3-, and 5-year periods ended December 31, 2014 and February 28, 2015, as well as the International Fund’s performance for each full calendar year since inception (December 27, 2006) and cumulative performance from inception, through December 31, 2014 and February 28, 2015. They compared those returns to the returns of the applicable benchmark for the International Fund (MSCI EAFE Index), for the same periods, the performance of the relevant peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks, for the 1-, 3-, and 5-year periods ended February 28, 2015. The Trustees noted that the International Fund Investor shares net returns as of December 31, 2014 were positive and had outperformed relative to its benchmark for the latest year-to-date, 6-month, 1-, 3- and 5-year periods. The Trustees noted that the International Fund Investor shares had outperformed relative to its SRI and non-SRI peer groups, compared to each group’s median performance, for the 1-, 3- and 5-year periods ended February 28, 2015. The Trustees also noted that the International Fund Investor shares were in the 4th decile for the 1- and 5- year periods, and the 2nd decile for the 3-year period. The Trustees considered the recent market conditions and the information they received regarding the performance of Wellington Management’s quantitative model. The Trustees concluded that they had continued confidence in the capability of Domini and Wellington Management to manage the International Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the International Fund, the portion of the fees retained by Domini, and Domini’s contractual fee waiver arrangement. The Trustees considered the responses Domini and Wellington Management provided with respect to the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the Fund) pays Wellington Management from its advisory fee and that no changes to the existing fee arrangements with Domini or the submanager were under consideration. The Trustees considered Wellington Management’s representation that the submanagement fee it receives is competitive with the general range of the fees Wellington Management receives with respect to its other client funds of similar size. The Trustees considered the information provided to them by Strategic Insight regarding the level of the International Fund Investor shares management and administrative fees versus the median management and administrative fees for relevant peer groups of socially responsible (SRI) and non-SRI funds and compared the Fund’s total expense ratio with and without distribution/marketing to the median total expense ratios of those peers, taking into account the agreed upon waiver of fees. The Trustees noted that the Fund’s management fees, were higher relative to the median management and administrative fees of the relevant SRI and non-SRI peer groups taking into account the applicable contractual fee waiver arrangements but were about the same as the median management and administrative fees of the SRI peer group without agreed upon fee waivers. The Trustees noted that the Fund’s total expense ratio with and without marketing, after giving effect to contractual expense waivers, was about the same or slightly lower relative to the median and average total expense ratio of the SRI peer group. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to each Fund were reasonable in relation to the nature and quality of services to be provided and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2014. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Fund was not excessive in view of the nature, quality, and extent of services provided.

The Trustees reviewed Wellington Management’s audited consolidated balance sheet as of December 31, 2014. The Trustees also considered Wellington Management’s representation that there have been no material changes in the firm since December 31, 2014 and that its unaudited pro-forma income statement for the year ended December 31, 2014 reflected partnership income as if the firm was in corporate form. The pro-forma income statement provided supplementally identified the revenues generated by each Fund as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Funds was not excessive in view of the nature, quality, and extent of services provided to each Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements and no changes were made to such arrangements. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the International Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Fund. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with each Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

BOND FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the management agreement for the Bond Fund, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Bond Fund and for managing the investment of the assets of the Bond Fund, which it does by engaging and overseeing the activities of

Wellington Management, the subadviser to the Fund as of January 7, 2015. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. They also noted that Domini is responsible for administrative services to the Fund pursuant to an administration agreement.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and that there had been no material changes to the team providing services to the Bond Fund. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. The Trustees considered the information they had received from Domini concerning Domini’s social research team and the fact that Domini was responsible for the Bond Fund’s community development investments. They considered the quality of the management and administrative services Domini provided to the Bond Fund. In addition, they considered the compliance policies, procedures, and record of Domini. The Trustees concluded that they were satisfied with the nature, quality, and extent of services provided by Domini to the Bond Fund under the management agreements.

Investment Results. The Trustees reviewed the net investment performance of the Bond Fund provided to them by Domini for the year to date, 6-month, and 1-, 3-, 5- and 10-year periods ended December 31, 2014 and February 28, 2015, as well as the Bond Fund’s performance for each full calendar year since inception (June 1, 2000) and cumulative performance from inception, through December 31, 2014 and February 28, 2015. They compared those returns to the returns of the legacy benchmark, the Barclays Capital Intermediate Aggregate Index, for the same periods, and the new benchmark as of January 7, 2015, the Barclays U.S. Aggregate Bond Index for the periods ended February 28, 2015, and the performance of relevant peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks for the 1-, 3-, 5-, and 10-year periods ended February 28, 2015. The Trustees noted that the Bond Fund Investor shares had positive net investment returns for all periods except the calendar year 2013 period as of December 31, 2014 and February 28, 2015 but had underperformed relative to the applicable benchmark for each period except the 2008 calendar year. The Trustees noted that the Bond Fund Investor shares had underperformed relative to its peer group compared to the group’s median performance for the 1-, 3-, 5-, and 10-year periods. The Trustees noted that the Bond Fund was in the 7th decile for the 1-year period, 9th decile for the 3- and 5-year periods, and 8th decile for the 10-year period. The Trustees considered the recent market conditions, the portfolio’s high portfolio quality and diversification, and the current submanager’s consistent relative benchmark outperformance. In light of the foregoing, the Trustees concluded that they had continued confidence in the capability of Domini to manage the Bond Fund but would continue to monitor the performance of the Fund.

Fees and Other Expenses. The Trustees considered the management fees paid to Domini with respect to the Bond Fund, t, and the portion of the fees retained by Domini. The Trustees also considered the administrative fees paid by the Bond Fund to Domini. The Trustees considered that Domini (and not the Bond Fund) pays the submanager from its advisory fee and that no changes to the fee arrangements with Domini or the submanager were under consideration. The Trustees considered the information provided to them by Strategic Insight regarding the level of the Bond Fund Investor shares management and administrative fees versus the median management and administrative fees for a relevant peer group of socially responsible (SRI) and non-SRI funds and compared the Bond Fund’s total expense ratio with and without distribution/marketing to the median total expense ratios of those peers, taking into account the agreed-upon waiver of fees. The Trustees noted that the management and administrative fee for the Bond Fund, after giving effect to contractual expense waivers, was lower than the median management and administrative fees of the relevant peer groups. The Trustees also noted that the total expense ratio of the Bond Fund, after giving effect to contractual expense waivers, was slightly lower than the median total expense ratio of the SRI peer groups with and without distribution/marketing and slightly higher than the median total expense ratio of only the non-SRI peers with distribution/marketing. In light of the foregoing, and taking into account the size of the Bond Fund and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management fees payable with respect to the Bond Fund under the management agreement are reasonable in relation to the nature and quality of the services to be provided and supported continuance of the management agreement.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory and administrative services provided to the Bond Fund in 2014 along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2014. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Bond Fund was not excessive in view of the nature, quality, and extent of services provided.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini as assets grew and the extent to which economies of scale were reflected in the fees charged under the management agreement. The Trustees noted that there were breakpoints in the fees charged under the management agreement and no changes were made to such arrangement. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management agreement.

Other Benefits. The Trustees considered the other benefits that Domini, and their respective affiliates receive from their relationship with the Bond Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Bond Fund and the other Domini funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and administrative services were not received. The Trustees considered the brokerage practices of Domini, and noted that Domini did not receive the benefit of “soft dollar” commissions in connection with the Bond Fund. The Trustees also considered the intangible benefits that would continue to accrue to Domini, each of its affiliates by virtue of its relationship with the Bond Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, and its affiliates were reasonable and supported the continuance of the management agreement.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Social Investment Trust (the “Trust”) as of July 31, 2015. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each Trustee and each Officer of the Trust noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 532 Broadway, 9th Floor, New York, NY 10012. Neither the Funds nor the Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

INTERESTED TRUSTEE AND OFFICER
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Amy L. Domini* (65) Chair, Trustee, and President of the Trust since 1990	CIO (2010-2014), CEO (since 2002), Member (since 1997), and Manager (since 1997), Domini Social Investments LLC; Manager (since 1998) and Registered Principal (since 2003), DSIL Investment Services LLC; Manager, Domini Holdings LLC (holding company) (since 2002); CEO and CIO (since 2013), NIA Global Solutions (a division of Domini Social Investments LLC); Trustee, New England Quarterly (periodical) (since 1998); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partner (since 1994), Member (since 2010), Loring Wolcott & Coolidge Fiduciary Advisers, LLP (investment advisor); Member, Loring, Wolcott & Coolidge Trust, LLC (trust company), (since 2010); Trustee, Church Investment Group (2010-2014).	3
DISINTERESTED TRUSTEES
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Kirsten S. Moy (68) Trustee of the Trust since 1999	Board Member, Community Reinvestment Fund (non-profit investment fund) (2003-2011); Senior Fellow with the Economic Opportunities Program, The Aspen Institute (research and education) (since July 2014); Director, Scale Initiatives, The Economic Opportunities Program, The Aspen Institute (research and education) (2010-2014); Board Member, Low Income Investment Fund (housing and community revitalization nonprofit) (2009-2014); Board Member, Community Development Finance (asset building non-profit) (since 2006).	3

DISINTERESTED TRUSTEES (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Gregory A. Ratliff (55) Trustee of the Trust since 1999	Senior Program Officer, Bill & Melinda Gates Foundation (philanthropy) (since 2007).	3

John L. Shields (62) Trustee of the Trust since 2004	Director, Navigant Consulting, Inc. (management consulting firm) (since 2014); President, Advisor Guidance, Inc. (management consulting firm) (2010-2014); Managing Principal, MainStay Consulting Group, LLC (management consulting firm) (2006-2014); Director, Cogo Labs, Inc. (technology company) (since 2008); Advisory Board Member, Vestmark, Inc. (software company) (since 2003).	3
OFFICERS
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Megan L. Dunphy* (45) Chief Legal Officer since 2014, Vice President since 2013 and Secretary since 2005 of the Trust	General Counsel (since 2014), Deputy General Counsel (2009-2014), Mutual Fund Counsel (2005-2009), Domini Social Investments LLC; Chief Legal Officer (since 2014), Vice President (since 2013) and Secretary (since 2005), Domini Funds.	N/A

Adam M. Kanzer* (49) Vice President of the Trust since 2007	Managing Director (since 2007), General Counsel and Director of Shareholder Advocacy (1998-2014), Director of Engagement and Public Policy (since 2014), Domini Social Investments LLC; Chief Legal Officer (2003-2014), Vice President (since 2007), Domini Funds; Member, Securities and Exchange Commission Investor Advisory Committee (2009-2010; since 2012), Member, Advisory Council, Sustainability Accounting Standards Board (2012-2014); Director, Global Network Initiative (nonprofit human rights organization) (2010-2014; alternate Director since 2014); Director, Tax Justice Network-USA (non-profit organization) (since 2013).	N/A

Carole M. Laible* (51) Treasurer since 1997 and Vice President since 2007 of the Trust	President (since 2005), Member (since 2006), Chief Operating Officer (2002-2011), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (2001-2015), Chief Financial Officer, Secretary, and Treasurer (since 1998), Registered Principal (since 1998), DSIL Investment Services LLC; Treasurer (since 1997), Vice President (since 2007), Domini Funds; Chief Operating Officer (since 2013), Nia Global Solutions (a division of Domini Social Investments LLC).	N/A

Douglas Lowe* (59) Assistant Secretary of the Trust since 2007	Senior Compliance Manager and Counsel, Domini Social Investments LLC (since 2006); Assistant Secretary, Domini Funds (since 2007); Registered Operations Professional, DSIL Investment Services LLC (since 2012).	N/A

OFFICERS (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Meaghan O’Rourke-Alexander* (35) Assistant Secretary of the Trust since 2007	Compliance Officer (since 2012), Senior Compliance Analyst (2009-2012), Domini Social Investments LLC; Assistant Secretary, Domini Funds (since 2007).	N/A

Christina Povall* (45) Assistant Treasurer since 2007 and Vice President since 2013 of the Trust	Chief Financial Officer (since 2014), Director of Finance (2004-2014), Domini Social Investments LLC; Assistant Treasurer since 2007 and Vice President since 2013, Domini Funds; Registered Operations Professional, DSIL Investment Services LLC (since 2012).	N/A

Maurizio Tallini* (41) Chief Compliance Officer since 2005 and Vice President since 2007 of the Trust	Chief Operating Officer (since 2011), Member (since 2007), Managing Director (2007-2011), Chief Compliance Officer (since 2005), Domini Social Investments LLC; Vice President (since 2007), Chief Compliance Officer (since 2005), Domini Funds; Chief Compliance Officer (since 2015), Registered Principal (since 2014), and Registered Representative (2012-2015), DSIL Investment Services LLC.	N/A

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-582-6757.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/domini-funds/proxy-voting, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager, Sponsor, and Distributor:

Domini Social Investments LLC (Investment Manager and Sponsor)

DSIL Investment Services LLC (Distributor)

532 Broadway, 9th Floor

New York, NY 10012

Investment Submanager:

Domini Social Equity Fund

Domini International Social Equity Fund

Domini Social Bond Fund

Wellington Management Company LLP

280 Congress Street

Boston, MA 02210

Transfer Agent:

BNY Mellon Asset Servicing

760 Moore Road

King of Prussia, PA 19406

Custodian:

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Legal Counsel:

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

  facebook.com/dominifunds

  twitter.com/dominifunds

Domini Social Equity Fund Investor Shares: CUSIP 257132100 | DSEFX Class A Shares: CUSIP 257132860 | DSEPX Institutional Shares: CUSIP 257132852 | DIEQX Class R Shares: CUSIP 257132308 | DSFRX

Domini International Social Equity Fund

Investor Shares: CUSIP 257132704 | DOMIX

Class A Shares: CUSIP 257132886 | DOMAX

Institutional Shares: CUSIP 257132811 | DOMOX

Domini Social Bond Fund

Investor Shares: CUSIP 257132209 | DSBFX

Institutional Shares: CUSIP 257132829 | DSBIX

Printed on elemental chlorine free paper from well-managed forests, containing 10% post-consumer waste.

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Registrant is filing its code of ethics with this report.

Item 3.	Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended July 31, 2015, and July 31, 2014, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2015	2014
Domini Social Equity Fund	$36,600	$36,600
Domini Social Bond Fund	$30,400	$30,400
Domini International Social Equity Fund	$30,400	$30,400

(b) Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2015, and July 31, 2014.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2015, and July 31, 2014 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Social Investments LLC and entities controlling, controlled by, or under common control with Domini Social Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).

(c) Tax Fees

In each of the fiscal years ended July 31, 2015, and July 31, 2014, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2015	2014
Domini Social Equity Fund	$6,400	$6,400
Domini Social Bond Fund	$6,400	$6,400
Domini International Social Equity Fund	$6,400	$6,400

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2015, and July 31, 2014 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d) All Other Fees

There were no other fees billed by KPMG for the fiscal years ended July 31, 2015 and July 31, 2014 for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2015, and July 31, 2014 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1) Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:

1.	Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Social Investment Trust, (each such series a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2.	Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3.	Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4.	Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5.	Tax Services

The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6.	All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.	Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8.	Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9.	Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A – Audit Committee Preapproval Policy

Preapproved Audit Services

for

October 24, 2014 through October 31, 2015

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters	Not to exceed $9,000 per filing

Appendix B - Audit Committee Preapproval Policy

Preapproved Audit-Related Services

for

October 24, 2014 through October 31, 2015

Service	Fee Range
Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies	Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund

Regulatory compliance assistance	Not to exceed $5,000 per quarter

Training Courses	Not to exceed $5,000 per course

Appendix C – Audit Committee Preapproval Policy

Preapproved Tax Services

for

October 24, 2014 through October 31, 2015

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]

Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period

Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period

Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period

M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.	Not to exceed $8,000 per merger during the Pre-Approval Period

Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D – Audit Committee Preapproval Policy

Preapproved All Other Services

for

October 24, 2014 through October 31, 2015

Service	Fee Range
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

Exhibit 1 – Audit Committee Preapproval Policy

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

[1]	For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2) None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) According to KPMG for the fiscal year ended July 31, 2015, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2015
Domini Social Equity Fund	0%
Domini Social Bond Fund	0%
Domini International Social Equity Fund	0%

(g) There were no non-audit services rendered to the registrant’s Service Providers for the fiscal years ended July 31, 2015 and July 31, 2014.

The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2015 was $ 19,200. These fees related to the 2015 Tax Fees described in Item 4 (c). The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2014, were $19,200. These fees related to the 2014 Tax Fees described in Item 4 (c).

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b) Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Amy Domini Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Thornton and Ms. Laible, as appropriate to allow timely decisions regarding required disclosures.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI SOCIAL INVESTMENT TRUST

By:	/s/ Amy Domini Thornton
Amy Domini Thornton
President

Date: October 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy Domini Thornton
Amy Domini Thornton
President (Principal Executive Officer)

Date: October 8, 2015

By:	/s/ Carole M. Laible
Carole M. Laible
Treasurer (Principal Financial Officer)

Date: October 8, 2015